                                                                   Exhibit 10.14


                                                                        09/08/98

                                   TECHNOLOGY
                                     LICENSE
                                    AGREEMENT

                                     between

                               ORACLE CORPORATION

                                       and

                             NETWORK COMPUTER, INC.


                                 SIGNATURE PAGE


This Technology License Agreement (the "Agreement") is made by and between Oracle Corporation, a Delaware corporation ("Oracle") and Network Computer, Inc. ("NCI"), a Delaware corporation.



                            AGREEMENT ACKNOWLEDGMENT

The undersigned hereby acknowledge that they have read and that they fully understand the terms of this Agreement.

The undersigned hereby agree that by signing below they become parties to this Agreement and agree to be bound by all terms, conditions, and obligations contained herein.

The Effective Date of this Agreement shall be September 8, 1998.
                                              ------------------





ORACLE CORPORATION                            NETWORK COMPUTER INC.

By: /s/ RAY LANE                              By: /s/ DAVID ROUST
--------------------------------              --------------------------------

Name: Ray Lane                                Name: David Roust
      --------------------------                    --------------------------

Title: President & CCO                        Title: CEO
       -------------------------                     -------------------------


EXECUTED IN DUPLICATE


                                                                         Page: 1

                                    RECITALS

A. Oracle designs, develops, markets, licenses and supports information systems software products with a wide variety of uses, including database management, applications development, decision support, programmer management, programmer tools, computer network communications, end user applications, and office automation.

B. NCI owns all rights, title, and interest in, or has been licensed by the owner of, the NCI Technology (as hereinafter defined).

C. Oracle desires to promote, market and distribute sublicenses of the NCI Technology through its worldwide distribution channels to corporations, governments, institutions and other entities.

D. NCI desires to grant Oracle a license to market and sublicense the NCI Technology as specified in this Agreement.

Therefore, in consideration of the mutual promises and covenants set forth below, Oracle and NCI agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

1.1      DISTRIBUTOR

"Distributor" shall mean a third party that is appointed by Oracle or its Distributor to market and sublicense all or part of the NCI Technology under the terms of this Agreement, including "ISP Distributor" who are appointed by Oracle to distribute NCI's Consumer Software and "SI Distributor" who are appointed by Oracle to distribute NCI's Corporate Software.

1.2      DOCUMENTATION

"Documentation" shall mean the installation guides, user guides and manuals for use of the NCI Technology in printed and machine-readable form.

1.3      INTELLECTUAL PROPERTY RIGHTS

"Intellectual Property Rights" shall mean all patent, copyright, trade secret, trademark and other intellectual property rights.

1.4      NCI TECHNOLOGY

"NCI Technology" shall mean the NCI Consumer Software, the NCI Corporate Software and the NCI SDK Software. Additional software may be added to Exhibit A (including localized versions of the NCI Technology) upon mutual written agreement of the parties.

1.5      NCI CONSUMER SOFTWARE


                                                                         Page: 2

"NCI Consumer Software" shall mean the computer software specified as "NCI Consumer Software" on Exhibit A owned or distributed by NCI and any Updates thereto. Unless otherwise specified, "NCI Consumer Software" shall include Object Materials and Documentation.

1.6      NCI CORPORATE SOFTWARE

"NCI Corporate Software" shall mean the computer software specified as "NCI Corporate Software" on Exhibit A owned or distributed by NCI and any Updates thereto. Unless otherwise specified, "NCI Corporate Software" shall include Object Materials and Documentation.

1.7      NCI SDK SOFTWARE

"NCI SDK Software" shall mean the computer software specified as a "Software Development Kit" on Exhibit A owned or distributed by NCI and any Updates thereto. Unless otherwise specified, "NCI SDK Software" shall include Object Materials and Documentation.

1.8      NCI PRICE LIST

"NCI Price List" shall mean NCI's suggested retail price list for the NCI Technology. A current copy of NCI's Price List is attached hereto as Exhibit C and may be updated by NCI from time to time by providing sixty days written notice of such update to Oracle's Vice President of Worldwide Operations. All prices in the NCI Price List are in U.S. dollars.

1.9      OBJECT MATERIALS

"Object Materials" shall mean materials, in machine-readable form, necessary to run the NCI Technology, including all computer programming code, substantially or entirely in binary form, which is directly executable by a computer after suitable processing but without the intervening steps of compilation or assembly and all help, message, and overlay files.

1.10     ORACLE

"Oracle" shall mean Oracle Corporation and any Oracle Subsidiary. "Oracle Subsidiary" shall mean any corporation, partnership or firm, in which Oracle, directly or indirectly, holds a fifty percent (50%) or more ownership interest.

1.11     SUBLICENSE/SUBLICENSEE

"Sublicense" shall mean any license granted by Oracle or its Distributors for use of NCI Technology. "Sublicensee" shall be a party who is granted a Sublicense, either directly by Oracle or indirectly by a Distributor.

1.12     UPDATES

"Updates" shall mean any releases (including any preproduction releases) of NCI Technology created on or after the Effective Date, including bug fixes, improvements, enhancements, new versions or releases, and successor products thereto (including any product that substantially replaces the NCI Technology or portion thereof in a particular market segment) which NCI provides to Oracle as a supported licensee of the NCI Technology under NCI's Technical Support Services policies.


                                                                         Page: 3

1.14     YEARS, QUARTERS

For the purposes of this Agreement, "Quarters" shall be deemed to commence on the first day of June, September, December and March of each year of this Agreement and each year of the Agreement shall be determined using the Effective Date as the first day of the first year.



                                   ARTICLE II

                                LICENSES GRANTED

2.1      DELIVERY OF NCI TECHNOLOGY

NCI shall deliver to Oracle the NCI Technology, including a complete set of Object Materials and Documentation for the NCI Technology (except for NC Cards) on the Effective Date of this Agreement and shall deliver all Updates of the NCI Technology promptly upon completion, and in no event later than when such Updates are delivered to any other licensee. In addition, NCI shall deliver pre-production releases of the NCI Technology ("Beta NCI Technology") to Oracle promptly upon completion and in no event later than when such Beta NCI Technology is delivered to any other licensee subject to Oracle's execution of NCI's standard Beta Agreement.

NCI shall deliver to Oracle the number of NC Cards requested by Oracle as soon as commercially feasible after receiving a purchase order from Oracle for the NC Cards.

2.2      DEVELOPMENT AND TECHNICAL SUPPORT LICENSE

NCI grants to Oracle a worldwide, royalty-free, non-exclusive, paid-up right and license to execute, copy, reproduce, display, perform, develop, create derivative works based on or otherwise use, change and/or maintain the Object Materials and Documentation. Oracle shall only port, localize, translate and/or customize the NCI Technology upon NCI's request under the terms and conditions of the Services Agreement between Oracle and NCI effective as of the date hereof.

NCI also grants to Oracle a worldwide, royalty-flee, non-exclusive, paid-up right and license to use, execute, copy, reproduce, display, and/or perform the NCI Technology as required to provide technical support services to end users of the NCI Technology, provided that the foregoing grant shall be subject to any applicable restrictions on internal use of embedded third party technology which Oracle receives prior written notice of from NCI and which are imposed by NCI's license agreements in effect with third party vendors. A current list of third party restrictions is set forth on Exhibit G and Oracle shall comply with those restrictions which specifically apply to internal use of the NCI Technology.

NCI also grants to Oracle a worldwide, royalty-flee, non-exclusive, paid-right and license to use, execute, copy, reproduce, display and/or perform the NCI Beta Technology for internal evaluation purposes only. Oracle shall have no right to sublicense the NCI Beta Technology without the prior written approval of the General Counsel and NCI Oracle Channel Manager (as defined on Exhibit E) or other NCI designated representative. If such approval is granted, Oracle shall have the right to sublicense the NCI Beta Technology under the terms and conditions specified in Section 2.3 below for the NCI Technology.


                                                                         Page: 4

2.3      SUBLICENSING LICENSE

         2.3.A    SCOPE OF LICENSE.

         Subject to the terms set forth herein, NCI hereby grants to Oracle a worldwide, non-exclusive right and license to market, reproduce, distribute and grant Sublicenses of the Object Materials and Documentation of the NCI Technology including all Updates for use the designated systems specified on NCI's Price List; provided, however, that Oracle may not sublicense, without NCI's prior consent, the NCI Technology to any customer listed on Exhibit D. Unless otherwise agreed by the parties, Oracle and Distributors shall sublicense the NCI Technology to end users under the applicable NCI standard end user license agreement attached hereto as Exhibit H (the "NCI License") or as such agreements are modified by NCI from time to time (which modifications shall not impose any liability upon Oracle). For example, the NCI SDK Software shall be sublicensed under the NCI SDK End User License attached as part of Exhibit H. The NCI Technology provided by NCI to Oracle under this Agreement shall contain an electronic version of the applicable NCI License which shall be automatically presented to the end user for acceptance during the installation process. Oracle shall have no liability for its distribution of the NCI Technology under an NCI License.

         2.3.B    DISTRIBUTORS.

         NCI grants Oracle the right to license, sublicense and authorize Distributors to market and sublicense to end users the Object Materials and Documentation. of the NCI Technology including all Updates under the terms of this Agreement, excluding the right to license, sublicense and authorize other distributors to exercise the same rights unless NCI has given its prior written approval to grant the Distributor the right to appoint sub-distributors, which approval shall not be unreasonably withheld. Except for ISP Distributors, Oracle will appoint Distributors to grant sublicenses to the NCI Technology under the same terms and conditions under which Oracle appoints Distributors to sublicense its own products. A copy of Oracle's current distribution agreement is attached as Exhibit B hereto. For ISP Distributors, Oracle will appoint ISP Distributors to grant sublicenses to the NCI Consumer Software under the same terms and conditions under which Oracle appoints Distributors to sublicense its own products provided that Oracle shall also have each ISP Distributor execute an ISP Addendum substantially in the form attached hereto as Exhibit I.

         2.3.C    TRADEMARKS.

         During the term of the Agreement, NCI hereby grants to Oracle and its Distributors a nonexclusive, fully paid up license to use in connection with marketing and distributing the NCI Technology the product name(s) and trademark(s) used by NCI to identify the NCI Technology, subject to Oracle's and Distributors' compliance with NCI's Signature Guidelines attached as Exhibit F hereto, and to use such product names and trademarks with Oracle trademarks in a manner that identifies such products as parts of the Oracle product set. Oracle and Distributors shall attribute all NCI product names and trademarks to NCI in Oracle's use of such product names and trademarks.

2.4      INTERNAL USE LICENSE

Oracle shall have the perpetual, unrestricted right to reproduce, install and use the NCI Technology, including Updates for its own internal use at no additional charge; provided that Oracle's right to reproduce and distribute the NCI Technology internally shall be limited to the term of this Agreement. This right of internal use applies only to Oracle and Oracle Subsidiaries, and shall not be extended to other Distributors and Sublicensees. Oracle will pay a mutually agreed upon royalty to NCI for such internal use only if: (i)


                                                                         Page: 5

NCI is obligated to pay a third party a royalty for the internal use license grant to Oracle; and (ii) NCI provides Oracle with advance written notice of this obligation and the amount of the royalty; and (iii) Oracle agrees in writing to pay such royalty. If the parties are unable to agree upon such royalty, Oracle's internal right to use and reproduce the applicable portion of the NCI Technology requiring a third party royalty will cease. Other than as specified in the preceding sentence, Oracle's internal use license shall be fully paid up and royalty free.

2.5      OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

NCI further grants to Oracle a worldwide, nonexclusive, nontransferable and paid-up license to all Intellectual Property Rights necessary to use the NCI Technology in accordance with the license granted under this Agreement; such Intellectual Property Rights are included in the licenses granted to Oracle under this Agreement.

Other than as licensed herein, NCI shall retain all right, title and interest to NCI Technology and the NCI Beta Technology and any modification, enhancement, localization or extension of the NCI Technology developed by Oracle under this Agreement ("Modifications"). Modifications shall exclude any Application Modifications as defined below. NCI hereby grants to Oracle a non-exclusive, irrevocable, perpetual, worldwide, royalty free, fully paid-up license to use, reproduce, modify, create derivative works based on, and sublicense the Applications Modifications, including the right to sublicense through distributors.

"Applications Modifications" shall mean any modifications, adaptations or derivatives to NCI's SDK Software developed by or on behalf of Oracle which are either (i) solely artwork modifications or (b) HTML or JAvaScript code (not object) modifications specific to Oracle's Sublicenssee's implementation of the NCI Technology. The parties shall jointly own all right, title and interest in and to any Applications Modifications. Each party shall have non-exclusive, undivided, equal ownership in the Application Modifications. Each party may exercise any and all rights of ownership and may sublicense such rights in the Application Modifications as if such rights were solely owned by each such party, without permission of the other party, royalty-free and without duty to account. Nothing in this paragraph shall grant to Oracle a license in the underlying NCI Technology or NCI a license in any pre-existing Oracle programs of Intellectual Property Rights.

NCI shall have sole responsibility for payment of all royalties and other charges with respect to third party materials included in the NCI Technology, if any. Oracle shall have no obligation to pay or account for such royalties or other charges.

2.6      JOINT MARKETING AND SALES ACTIVITIES

The parties agree to undertake the joint marketing efforts identified on Exhibit
E. Except as specified on Exhibit E, Oracle shall have no obligation to market the NCI Technology or any products containing the NCI Technology if it so chooses, shall have full freedom and flexibility in the design and implementation of its marketing efforts, and may discontinue any marketing efforts at any time.

2.7      QUARTERLY MEETINGS

The parties agree to hold quarterly review meetings as necessary to review business opportunities and marketing strategies.



                                   ARTICLE III


                                                                         Page: 6

                                FEES AND PAYMENTS

3.1      SUBLICENSE FEES

Oracle will pay to NCI a fee equal to seventy percent (70%) of the Net Fees Oracle receives for Sublicenses of the NCI Technology, excluding NC Cards ("Sublicense Fee"). In no case, however,' shall the Sublicense Fee be less than forty-nine percent (49%) of the NCI Price List for the NCI Technology which was sublicensed ("Minimum Sublicense Fee"), except as the parties may agree in writing on a case by case basis. The Minimum Sublicense Fee shall be calculated effective the date the NCI Technology is shipped, and shall be calculated based on the NCI Price List attached as Exhibit C. NCI may amend the NCI Price List no more than once every six months upon sixty (60) days written notice to Oracle's Vice President of Worldwide Operations. Notwithstanding any other provision of this Agreement, if Oracle issues a written Sublicense quote, for a period of nine months after the date of submission of the quote to the customer, the Minimum Sublicense Fee applicable to the NCI Technology identified in the quote shall be based on NCI's Price List in effect on the date the quote was issued.

"Net Fees" shall mean fees received by Oracle from its Sublicensees and from its Distributors net of any return adjustments for NCI Technology returned within 90 days of shipment, shipping costs, or sales, use or other taxes paid. In the event that Oracle or its Distributors sublicenses the NCI Technology with other Oracle products or services for a single price, Net Fees from such Sublicense shall equal the total Net Fees from the Sublicense multiplied by a fraction A/(A+B), where A equals the list price of the NCI Technology sublicensed separately and B equals the list price of the other products or services. If the NCI Technology is bundled in a site license or package deal, and fees for the NCI Technology are not distinguishable from fees for other Oracle products that are part of the site license or package deal, the Net Fees for the NCI Technology shall be based on the fee allocation agreed to by Oracle and the Sublicensee for the products specified in the site license or package deal or on the fee allocation made by Oracle's internal procedures, provided such allocation reasonably reflects the relative value of the NCI Technology to the other Oracle products.

Oracle agrees not to sublicense the NCI Technology in a manner which is inconsistent with Oracle's then current standard pricing structure for products without the prior written approval of NCI. Oracle agrees not to sublicense the NCI Technology to a Sublicensee where the number of users/devices of the NCI Technology is not specified in the Sublicense without NCI's prior written consent.

NCI warrants to Oracle that the Sublicense Fees and other charges under this Agreement shall not exceed those offered to others for similar rights, services or products under similar terms and conditions. NCI agrees that if, while this Agreement is in effect, NCI offers to any other person or entity equivalent rights (including license grants), services or products at lesser Sublicense Fees or charges, thereupon and thereafter NCI shall make available to Oracle such lesser Sublicense Fees and charges for all such rights, services or products. NCI agrees to notify Oracle at the time it offers such lesser Sublicense Fees or charges to others.

Oracle and its Distributors are free to determine unilaterally the pricing of NCI Technology Sublicenses to their Sublicensees and Distributors; provided, however, that Oracle will not grant an end user a license discount that is greater for the NCI Technology than for the most heavily discounted Oracle program(s) of a like nature included in the same transaction, where the discounts are calculated as a percentage of Oracle's then-current list license fees. No Sublicense Fee or other charge shall be payable by Oracle for any use of


                                                                         Page: 7
the NCI Technology under this Agreement (i) for Oracle's internal use; (ii) for development, technical support or maintenance activities; (iii) for marketing, updates, trial Sublicenses (for which Oracle does not receive a license fee from the Sublicensee), porting, documentation, demonstrations, training, educational uses, or any other products or services; or (iv) as back-up copies. The foregoing rights and licenses shall be deemed to be paid-up.

3.2      NC CARD FEES

Oracle shall pay to NCI a fee for each NC Card received from NCI under Section 2.1.B ("NC Cards") above which shall be equal to the amount paid by NCI for such NC Card. NCI shall invoice Oracle for such NC Card Fees on a monthly basis and shall provide Oracle with adequate written documentation to support the amount charged for such NC Cards.


                                   ARTICLE IV

                           PAYMENT TERMS AND REPORTING

4.1      PAYMENT TERMS

Within forty-five (45) days of the end of each Quarter, Oracle shall pay to NCI all Sublicense Fees and Technical Support Fees accruing to NCI for that particular Quarter. Sublicense Fees and Technical Support Fees shall be deemed to accrue in the Quarter in which the NCI Technology is shipped. All other fees shall be due and payable forty-five days from the receipt of an invoice from NCI for such fees. The fees listed in this Agreement do not include taxes; if NCI is required to pay sales, use, value-added or other similar taxes (excluding taxes based on NCI's income) based on the licenses granted under this Agreement, then such taxes shall be billed to and paid by Oracle.

4.2      REPORTING

Within forty-five (45) days of the last day of each Quarter, Oracle shall send NCI a report detailing, for that Quarter the revenues due to NCI under this Agreement as a result of Oracle's and its Distributors' Sublicensing activities under this Agreement.

4.3      RECORDS; INSPECTION

Oracle shall keep accurate books of account and records pertaining to the Sublicense activities and revenues of Oracle and the Sublicense revenues from its Distributors to the extent such records are required in the ordinary course of Oracle's business. No more than once during any twelve (12) month period, NCI, at NCI's sole expense and based on a good faith belief that the reports provided by Oracle are in error, shall be entitled to employ an independent Certified Public Accountant who is not compensated based on the results of the audit, and who is acceptable to Oracle (which acceptance shall not be unreasonably withheld), to inspect such books of account and records upon reasonable notice to Oracle, and at a reasonable time during normal business hours for the purpose of verifying the Sublicense Fees and Technical Support Fees payable to NCI pursuant to this Agreement. Unless necessary to establish in a court of law NCI's right to payment of Sublicense Fees and Technical Support Fees payable hereunder, NCI's auditor shall hold all information obtained in strict confidence; shall not disclose such information to any other person or entity (except NCI's executive officers) or its Board of Directors who shall be subject to the same obligations of confidentiality as NCI's auditor) without Oracle's prior written consent; and shall not disclose to NCI any information regarding Oracle's business other than any noncompliance by Oracle with the fees payment provisions


                                                                         Page: 8
hereof. If an audit reveals that Oracle has underpaid fees to NCI, NCI shall invoice Oracle for such underpaid fees and Oracle shall pay any such fees which are undisputed.



                                    ARTICLE V

                           TECHNICAL RESPONSIBILITIES

5.1      TECHNICAL SUPPORT SERVICES

Oracle and its Distributors shall provide all technical support to their Sublicensees and Distributors, including installation assistance, training, maintenance, and consulting. The parties have negotiated a separate Technical Support Services Agreement effective as of the date hereof. NCI shall provide Technical Support to Oracle for the NCI Technology as specified in the Technical Support Services Agreement.


                                   ARTICLE VI

                              TERM AND TERMINATION

6.1      INITIAL TERM--3 YEARS

This Agreement shall become effective on the Effective Date set forth on the Signature Page attached hereto, and unless it is terminated shall be effective for three (3) years from the Effective Date.

6.2      TERMINATION OF THE AGREEMENT

         6.2.A    TERMINATION.

         Either party may terminate this Agreement at any time upon one hundred and eighty days written notice; however, termination shall not relieve Oracle of its obligation to pay all fees that have accrued against Oracle under this Agreement. Such termination shall not limit either party's ability to pursue other legal remedies available, including injunctive relief.

         6.2.B    BREACH.

         Either party may terminate this Agreement upon written notice if the other party materially breaches the Agreement and (i) fails to commence bona fide efforts to correct the breach within 90 days following written notice specifying the breach or (ii) fails to cure the breach within 180 days following written notice specifying the breach.

         6.2.C    FORCE MAJEURE.

         Neither party shall be liable TO the other for failure or delay in the performance of a required obligation if such failure or delay is caused by riot, fire, flood, explosion, earthquake or other natural disaster, government regulation, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of one hundred eighty (180) days.

6.3      RIGHTS UPON TERMINATION

         6.3.A    CONTINUED RIGHTS.


                                                                         Page: 9

         The termination of this Agreement shall not affect any paid-up right or license granted hereunder. In the event of termination of this Agreement, in whole or in part, any Sublicense granted by Oracle or its Distributors to an end user prior to such termination or under the terms of this Article VI, shall survive and continue. Except where NCI has terminated the Agreement due to Oracle's material breach under
         Section 6.2.B above, in the event of termination of expiration of the Agreement, (i) Oracle may Sublicense and distribute any inventory of the NCI Technology, including work in process, on hand at the time of such termination, (ii) Oracle may continue to exercise the rights and licenses granted hereunder for a period of up to six (6) months after termination to fill any orders received by Oracle or its Distributors from Sublicensees prior to the effective date of termination, and
         (iii) Oracle may continue to exercise the rights and licenses granted hereunder as necessary to provide maintenance and technical support for Sublicensees.

         6.3.B    SURVIVAL.

         In addition to the provisions of Sections 6.3.A and 6.3.B above, the parties' rights and obligations under Sections 2.3 (Internal Use License), 2.4 (Intellectual Property Rights), 8.1 (Nondisclosure), 8.3 (Governing Law and Jurisdiction), 8.4 (Assignment), 8.5 (Notice) and Articles VI (Term and Termination), and VII (Representations and Warranties) shall survive expiration or termination of this Agreement.



                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

7.1      NO CONFLICT

NCI represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would in any way adversely affect the performance to be rendered by NCI or the rights and licenses granted to Oracle herein.

7.2      INTELLECTUAL PROPERTY WARRANTY AND INFRINGEMENT INDEMNITY

NCI will defend and indemnify Oracle against a claim that NCI Technology infringe a copyright or patent or other intellectual property right, provided that: (a) Oracle notifies NCI in writing within 30 days of the claim; (b) NCI has sole control of the defense and all related settlement negotiations; and (c) Oracle provides NCI with the assistance, information and authority necessary to perform NCI's obligations under this Section. Reasonable out-of-pocket expenses incurred by Oracle in providing such assistance will be reimbursed by NCI. NCI shall have no liability for any claim of infringement (i) based on use of a superseded or altered release of NCI Technology if the infringement would have been avoided by the use of a current unaltered release of the NCI Technology which NCI provides to Oracle; (ii) arising from any use by Oracle or its Distributors of any product not provided by NCI but used in combination with the NCI Technology (excluding however, non-NCI software or products necessary or appropriate to use the NCI Technology, such as a computer or operating system) if such claim would have been avoided by the exclusive use of the NCI Technology or (iii) based on use of a version of the NCI Technology which has been modified by Oracle or its Distributors if the infringement would have been avoided by the use of the unmodified NCI Technology.

In the event the NCI Technology are held or are believed by NCI to infringe, NCI shall have the option, at its expense, to (a) modify the NCI Technology to be noninfringing; or (b) obtain for Oracle a license to continue using the NCI Technology. If it is not commercially reasonable to perform either of the above options, then NCI may terminate the license for the infringing NCI Technology and refund the license fees


                                                                        Page: 10
paid for the NCI Technology. This Section 7.2 states NCI's entire liability and Oracle's exclusive remedy for infringement.

7.3      PRODUCT WARRANTY

NCI warrants for a period o done year from the delivery of the NCI Technology by Oracle or a Distributor to an end user that the NCI Technology will perform the functions, and comply in all material respects with the specifications, described in the Documentation when operated on the appropriate hardware/operating system environment specified in the Documentation.. In addition, NCI warrants that the NCI Technology including, without limitation, any time-and-date-related codes, data entry features and internal subroutines thereof, is designed (a) to automatically accommodate the change in the dated from December 31, 1999 to January 1, 2000 without negatively affecting the NCI Technology's performance, and (b) to accurately accept, reflect and calculate all dates that are relevant to the NCI Technology's performance, and (b) to accurately accept, reflect, and calculate all dates that are relevant to the NCI Technology's performance. THESE WARRANTIES ARE THE EXCLUSIVE PRODUCT WARRANTIES AND IN LIEU OF ALL OTHER PRODUCT WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, NCI DOES NOT WARRANT THAT THE NCI TECHNOLOGY WILL OPERATE IN COMBINATIONS OR ON PLATFORMS OR OPERATING SYSTEMS OTHER THAN AS SPECIFIED IN THE DOCUMENTATION OR THAT THE OPERATION OF THE NCI TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE.

7.4      LIMITATION OF LIABILITY

In no event shall either party be liable for any indirect, incidental, special or consequential damages, or damages for loss of profits, revenue, data or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages, Except for claims involving the intellectual property rights of a party, each party's liability for damages hereunder shall in no event exceed double the amount of fees paid by Oracle under this Agreement, and if such damages result from Oracle's or a Sublicensee's sue of the NCI Technology or services, such liability shall be limited to fees paid for the relevant NCI Technology or services gibing rise to the liability.

The provisions of this Article VII allocate the risks under this Agreement between NCI and Oracle and are an intrinsic part of the bargain between the parties. The fees provided for in this Agreement reflect this allocation of risks and the limitation of liability specified herein.



                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1      NONDISCLOSURE

It is expected that the parties may disclose to each other certain information which may be considered confidential and trade secret information ("Confidential Information"). Confidential Information shall include: (a) the NCI Technology and Oracle products; (b) Confidential Information disclosed by either party in writing that is marked as confidential at the time of disclosure; or (c) Confidential Information disclosed by either party in any other manner and is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the receiving party within thirty (30) days of the disclosure.


                                                                        Page: 11

Confidential information shall not include information which (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the receiving party's possession before receipt from the party providing such Confidential Information; (c) is rightfully received by the receiving party from a third party without any duty of confidentiality; (d) is disclosed to a third party by the party providing the Confidential Information without a duty of confidentiality on the third party; (e) is independently developed by the other party; (f) is disclosed under operation of law; or (g) is disclosed with the prior written approval of the party providing such Confidential Information.

All Confidential Information owned solely by one party and disclosed to the other party shall remain solely the property of the disclosing party. The parties agree, both during the term of this Agreement and for a period of five
(5) years after termination or expiration of this Agreement to hold each other's Confidential Information in confidence and to protect the disclosed Confidential Information by using the same degree of care to prevent the unauthorized use, dissemination or publication of the Confidential Information as they use to protect their own confidential information of a like nature. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to restrict disclosure of the Confidential Information to those of its employees who have a "need to know" and to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees in violation of the provisions of this Agreement.

In addition, notwithstanding the above, each party may use the residuals from the other party's Confidential Information. The term "residuals" as used in this paragraph shall mean the Confidential Information in nontangible form (i.e., not in written or other documentary form, including tape or disk) which may be retained by those employees of NCI or Oracle who have had access to the other's Confidential Information including ideas, concepts, know-how, or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such employees or to pay royalties for any work resulting from the use of residuals.

8.2      INDEPENDENT DEVELOPMENT/FREEDOM OF ACTION

Each party acknowledges that the other party is in the software development business. Nothing in this Agreement shall be construed to preclude either party from developing, using, marketing, licensing, and/or selling any independently developed software which has the same or similar functionality as NCI Technology or Oracle products, or any other products, so long as such activities do not infringe the Intellectual Property Rights of the other party.

Additionally, nothing in this Agreement shall be construed to limit either party's right to obtain services or software programs from other sources, to prohibit either party from acquiring and marketing competitive materials, to restrict either party from making, having made, using, marketing, leasing, licensing, selling or otherwise disposing of any products or services whatsoever, nor to limit either party's right to deal with any other vendors, suppliers, contractors or customers.

8.3      GOVERNING LAW AND JURISDICTION

This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the procedural and substantive laws of the State of California and shall be deemed to be executed in Redwood City, California. Any legal action or proceeding relating to this Agreement shall be instituted in a state or


                                                                      Page: 12
federal court in San Francisco or San Mateo County, California. Oracle and NCI agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

8.4      ASSIGNMENT

Except for an assignment by Oracle to any parent corporation, Oracle Subsidiary, or successor in interest to Oracle, neither party may assign any rights, duties, obligations or privileges under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign any rights, duties, obligations or privileges under this Agreement without the prior written consent of the other party in the event of a merger, acquisition or sale of all or substantially all of the assigning party's assets.

8.5      NOTICE

All notices required to be given hereunder shall be in writing and shall be deemed to have been given upon deposit in first class mail, sent through a nationally recognized courier service, or transmission by confirmed telefacsimile as follows:

         For NCI:            Network Computer, Inc.
                             1000 Bridge Parkway
                             Redwood Shores, CA 94065
                             Attn: General Counsel

         For Oracle:         Oracle Corporation
                             500 Oracle Parkway
                             Redwood Shores, CA 94065
                             Attn: General Counsel

8.6      INTERPRETATION

This Agreement, including any exhibits, addenda, schedules and amendments, has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any role of law (including California Civil Code Section 1654) or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties and this Agreement.

8.7      ENTIRE AGREEMENT

Except for the Technical Support Services Agreement between the parties dated August 12, 1998, this Agreement sets forth the entire agreement between the parties and supersedes prior proposals, agreements, and representations between them, whether written or oral, relating to the subject matter contained herein. This Agreement may be changed only if agreed to in writing and signed by an authorized signatory of each party.

8.8      EXPORT

The parties agree to comply fully with all laws and regulations to assure that neither NCI Technology, nor any direct product thereof, is exported, directly or indirectly, in violation of law. Upon Oracle's request, NCI shall advise Oracle of all relevant export classifications of the NCI Technology and shall promptly advise Oracle of any changes with respect to such classification.


                                                                        Page: 13

8.9      SEVERABILITY

If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.10     COUNTERPARTS

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.11     NO WAIVER

The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

8.12     FEDERAL GOVERNMENT SUBLICENSES

If Oracle or a Distributor grants a Sublicense to the United States government, the NCI Technology shall be provided with "Restricted Rights" and Oracle will place a legend, in addition to applicable copyright notices, on the documentation, and on the tape or diskette label, substantially similar to the following:

                            RESTRICTED RIGHTS LEGEND

"Programs delivered subject to the DOD FAR Supplement are "commercial computer software" and use, duplication and disclosure of the Programs shall be subject to the licensing restrictions set forth in the applicable licensing agreement. Otherwise, Programs delivered subject to the Federal Acquisition Regulations are "restricted computer software" and use, duplication and disclosure of the Programs shall be subject to the restrictions in FAR 52..227-14 Rights in Data-- General, including Alternate m (June 1987)."

8.13     PUBLICITY

Neither party shall disclose to any third party any details of this Agreement, or even the fact of its existence, without the specific prior written approval of the other party, which approval shall not be unreasonably withheld, or as required by law in order to enforce its rights under this Agreement.


                                                                        Page: 14

                                    EXHIBIT A

                                 NCI TECHNOLOGY

NCI CONSUMER SOFTWARE
         Custom Connect Server Suite
         Custom Connect Server Deployment License Fees

NCI CORPORATE SOFTWARE
         NC Administration Server
         NC Desktop Deployment Licenses
         NC Smart Card

NCI SDKS
         TV Navigator SDK for x86
         TV Navigator Customization Kit
         TV Navigator Content Development Kit


                                                                        Page: 15

                                    EXHIBIT B


"ORACLE LOGO"

                            ORACLE ALLIANCE AGREEMENT

This Oracle Alliance Agreement (the "Agreement") is between Oracle Corporation ("Oracle") and the Alliance Member identified below. The terms of this Agreement shall apply to each Program license granted and to all services provided by Oracle under this Agreement, which will be identified on one or more Order Forms.

1.   DEFINITIONS

1.1 "COMMENCEMENT DATE" means the date on which the Programs are delivered by Oracle, or if no delivery is necessary, the Effective Date set forth on the relevant Order Form.

1.2 "DESIGNATED SYSTEM" shall mean the computer hardware and operating system designated on the relevant Order Form or Sublicense report for use in conjunction with a Sublicensed Program, Development License, or Marketing Support License.

1.3 "DOCUMENTATION" means the user guides and manuals for installation and use of the Program software. Documentation is provided in CD-ROM or bound form, whichever is generally available.

1.4 "ORDER FORM" shall mean the document in hard copy or electronic form by which the Alliance Member orders Program licenses, Sublicenses, and services, and which is agreed to by the parties. The Order Form shall reference the Effective Date of this Agreement.

1.5 "PROGRAM" shall mean the software in object code form distributed by Oracle for which the Alliance Member is granted a license or grants a Sublicense pursuant to this Agreement; and the media, Documentation, and Updates therefor.

1.6 "SUBLICENSE ADDENDA" shall mean the addenda to this Agreement specifying additional Sublicense terms and Sublicense rates and fees for the various types of Sublicenses which may be granted by the Alliance Member.

1.7 "SUBLICENSE" shall mean a nonexclusive, nontransferable right granted by or through the Alliance Member to an end user to use an object code copy of the Programs with the Value-Added Package under authority of a Sublicense Addendum. "Sublicensee" shall mean a third party who is granted a Sublicense of the Programs with the Value-Added Package for such party's own internal data processing purposes and not for purposes of any further distribution.

1.8 "TECHNICAL SUPPORT" means Program support provided under Oracle's policies in effect on the date Technical Support is ordered.

1.9 "UPDATE" shall mean a subsequent release of a Program which Oracle makes generally available for Program Licenses at no additional license fee other than media and handling charges, provided the Alliance Member has ordered Technical Support for such licenses for the relevant time period. Updates shall not include any release, option or future product which Oracle licenses separately.

1.10 "VALUE-ADDED PACKAGE" shall mean the hardware or software products or services having added value which are developed, sold, and/or licensed with the Programs to a Sublicense by the Alliance Member, as provided under the applicable Sublicense Addenda.

2.   RIGHTS GRANTED

2.1  DEVELOPMENT LICENSES AND TRIAL LICENSES

     A. Oracle grants to the Alliance Member a nonexclusive license to use the Development Licenses the Alliance Member obtains under this Agreement and applicable Sublicense Addenda, as follows:

     1. to develop or prototype the Value-Added Package on the Designated System or on a backup system if the Designated System is inoperative, up to any applicable maximum number of designated Users or other such limitation as may be applicable;

     2. to demonstrate the Programs to potential Sublicensees solely in conjunction with the Value-Added Package;

     3. to provide training and technical support to employees and to customers solely in conjunction with the Value-Added Package;

     4. to use the Documentation provided with the Programs in support of the Alliance Member's authorized use of the Programs; and 5. to copy the Programs for archival or backup purposes; no other copies shall be made without Oracle's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement.

     B. The Alliance Member may order temporary trial licenses ("Trial Licenses") for its evaluation purposes only, and not for development or prototype purposes, for use during a period specified in the Order Form. Each Order Form for Trial Licenses shall clearly state the trial period and shall identify that the order is for a Trial License.

2.2  MARKETING SUPPORT LICENSES

          Oracle grants to the Alliance Member a nonexclusive license to use the Marketing Support Licenses the Alliance Member obtains under this Agreement and applicable Sublicense Addenda, as follows: A. to demonstrate the Programs to potential Sublicensees solely in conjunction with the Value-Added Package, up to any applicable maximum number of designated Users or other such limitation as may be applicable; B. to develop customized prototypes of the Value-Added Package for prospective Sublicensees on the Designated System if the Alliance Member does not receive any fees related to the development of such customized prototypes;


                                                                        Page: 16

     C. to use the Documentation provided with the Programs in support of the Alliance Member's authorized use of the Programs; and

     D. to copy the Programs for archival or backup purposes; no other copies shall be made without Oracle's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement.

2.3  SUBLICENSING

     A. LICENSE TO SUBLICENSE PROGRAMS

          As further set forth in the applicable Sublicense Addenda, Oracle hereby grants the Alliance Member a nonexclusive, nontransferable license to market and grant Sublicenses as set forth in such Sublicense Addenda and at the rates and fees set forth in such Sublicense Addenda. The Alliance Member shall only have the right to Sublicense Programs pursuant to an effective Sublicense Addendum between the parties hereto.

          The Alliance Member shall Sublicense the Programs solely through a written Sublicense agreement as provided under Section 2.3.B. Upon Oracle's request, the Alliance Member shall provide Oracle with a copy of the Alliance Member's standard Sublicense agreement

     B. SUBLICENSE AGREEMENT

          Every Sublicense agreement shall include, at a minimum, contractual provisions which:

     1. Restrict use of the Programs to object code, subject to the restrictions provided under the applicable Sublicense Addenda and consistent with the Sublicense fees payable to Oracle;

     2. Prohibit (a) transfer of the Programs except for temporary transfer in the event of computer malfunction; (b) assignment, timesharing and rental of the Programs; and (c) title to the Programs from passing to the Sublicensee or any other party;

     3. Prohibit the reverse engineering, disassembly or decompilation of the Programs and prohibit duplication of the Programs except for a single backup or archival copy;

     4. Disclaim, to the extent permitted by applicable law, Oracle's liability for any damages, whether direct, indirect, incidental or consequential, arising from the use of the Programs;

     5. Require the Sublicensee, at the termination of the Sublicense, to discontinue use and destroy or return to the Alliance Member all copies of the Programs and Documentation;

     6. Prohibit publication of any results of benchmark tests run on the Programs;

     7. Require the Sublicensee to comply fully with all relevant export laws and regulations of the United States to assure that neither the Programs, nor any direct product thereof, are exported, directly or indirectly, in violation of United States law; and

     8. Specify Oracle as a third party beneficiary of the Sublicense agreement to the extent permitted by applicable law.

     C. MARKETING/SUBLICENSING PRACTICES

          In marketing and Sublicensing the Programs, the Alliance Member shall:

     1. Not engage in any deceptive, misleading, illegal, or unethical practices that may be detrimental to Oracle or to the Programs;

     2. Not make any representations, warranties, or guarantees to Sublicensees concerning the Programs that are inconsistent with or in addition to those made in this Agreement or by Oracle; and

     3. Comply with all applicable federal, state, and local laws and regulations in performing its duties with respect to the Programs.

2.4  LIMITATIONS ON USE

          The Alliance Member shall not use or duplicate the Programs (including the Documentation) for any purpose other than as specified in this Agreement or make the Programs available to unauthorized third parties. The Alliance Member shall not (a) use the Programs for its internal data processing or for processing customer data; (b) rent, electronically distribute, or timeshare the Programs or market the Programs by interactive cable or remote processing services or otherwise distribute the Programs other than as specified in this Agreement; or (c) cause or permit the reverse engineering, disassembly, or decompilation of the Programs, except to the extent required to obtain interoperability with other independently created software or as specified by law.

2.5  TITLE

     Oracle shall retain all title, copyright, and other proprietary rights in the Programs and any modifications or translations thereof. The Alliance Member and its Sublicensees do not acquire any rights in the Programs other than those specified in this Agreement.

2.6  TRANSFER OF PROGRAMS

          The Alliance Member may transfer a Development License or Marketing Support License within its organization upon notice to Oracle; transfers are subject to the terms and fees specified in Oracle's transfer policy in effect at the time of the transfer.

2.7  USE OF PROGRAMS BY THIRD PARTIES

          The Alliance Member and each Sublicensee (as the case may be) shall have the right to allow third parties to use each such party's licensed Programs for the licensee's operations so long as the applicable licensee ensures that use of the Programs is in accordance with the terms of this Agreement or the applicable Sublicense agreement.

3.   TECHNICAL SERVICES

3.1  TECHNICAL SUPPORT SERVICES

          Technical Support services ordered by the Alliance Member will be provided under Oracle's Technical Support policies in effect on the date Technical Support is ordered.

3.2  TRAINING SERVICES

          Oracle will provide training services agreed to by the parties under the terms of this Agreement. For any on-site services requested by the Alliance Member, the Alliance Member shall reimburse Oracle for actual, reasonable travel and out-of-pocket expenses incurred.

4.   FEES AND PAYMENTS

4.1  LICENSE FEES AND SUBLICENSE FEES

          The Alliance Member may order Development Licenses or Marketing Support Licenses at the standard Program license fees set forth in the Price List or at the fees otherwise provided in a Sublicense Addendum. For


                                                                        Page: 17
     each Sublicense granted by the Alliance Member, the Alliance Member agrees to pay Oracle a Sublicense fee as set forth in the applicable Sublicense Addenda. The Alliance Member shall not be relieved of its obligation to pay Sublicense fees owed to Oracle by the nonpayment of such fees by the Sublicensee.

          The Alliance Member is free to determine unilaterally its own license fees to its Sublicensees. If the Alliance Member or a Sublicensee upgrades the Programs to a larger computer, transfers the Programs outside the United States and/or to another operating system, or increases the licensed number of Users, the Alliance Member will pay additional Sublicense fees to Oracle as provided under Oracle's transfer policies and rates in effect at the time the Program is upgraded or transferred.

4.2  TECHNICAL SUPPORT FEES

          Technical Support services ordered by the Alliance Member for Development Licenses and Marketing Support Licenses will be provided under Oracle's Technical Support policies and rates in effect on the date Technical Support is ordered.

4.3  GENERAL PAYMENT TERMS

          Except as otherwise provided in a Sublicense Addendum, all fees shall be due and payable 30 days from the invoice date. Fees due by the Alliance Member shall not be subject to set off for any claims against Oracle. All payments made shall be in United States currency and shall be made without deductions based on any taxes or withholdings, except where such deduction is based on Oracle's gross income. Any amounts payable by the Alliance Member hereunder which remain unpaid after the due date shall be subject to a late charge equal to 1.5% per month from the due date until such amount is paid. The Alliance Member agrees to pay applicable media and shipping charges. The Alliance Member shall issue a purchase order, or alternative document acceptable to Oracle, on or before the Effective Date of the applicable Order Form.

4.4  TAXES

          The fees listed in this Agreement do not include taxes; if Oracle is required to pay sales, use, property, value-added, or other taxes based on the licenses, Sublicenses or services granted under this Agreement or on the Alliance Member's or a Sublicensee's use of Programs or services, then such taxes shall be billed to and paid by the Alliance Member. This shall not apply to taxes based on Oracle's income.

5.   RECORDS

5.1  RECORDS INSPECTION

          The Alliance Member shall maintain adequate books and records in connection with activity under this Agreement. Such records shall include, without limitation, executed Sublicense agreements, the information required in or related to the Sublicense reports required under a Sublicense Addendum, the number of copies of Programs used or Sublicensed by the Alliance Member, the computers on which the Programs are installed, and the number of Users using the Programs. Oracle may audit the relevant books and records of the Alliance Member and Alliance Member's use of the Programs. Any such audit shall be conducted during regular business hours at the Alliance Member's offices and shall not interfere unreasonably with the Alliance Member's business activities. If an audit reveals that the Alliance Member has underpaid fees to Oracle, the Alliance Member shall be invoiced for such underpaid fees. Audits shall be made no more than once annually.

5.2  NOTICE OF CLAIM

          The Alliance Member will notify Oracle legal department promptly in writing of: (a) any claim or proceeding involving the Programs that comes to its attention; and (b) any material change in the management or control of the Alliance Member.

6.   TERM AND TERMINATION

6.1  TERM

          This Agreement shall become effective on the Effective Date and shall be valid until the expiration or termination of all Sublicense Addenda hereunder, unless terminated earlier as set forth herein. If not otherwise specified on the Order Form, each Program license granted under this Agreement shall remain in effect perpetually under the terms of this Agreement unless the license or this Agreement is terminated as provided in this Article 6. The term of each Sublicense Addendum hereunder shall be as set forth in each such Addendum.

6.2  TERMINATION BY THE ALLIANCE MEMBER

          The Alliance Member may terminate any Program license or any Sublicense Addenda at any time; however, termination shall not relieve the Alliance Member's obligations specified in Section 6.5.

6.3  TERMINATION BY ORACLE

          Oracle may terminate any Program license, any Sublicense Addenda, or this Agreement upon written notice if the Alliance Member materially breaches this Agreement and fails to correct the breach within 30 days following written notice specifying the breach.

6.4  FORCE MAJEURE

          Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by strike, riot, fire, flood, natural disaster, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of one hundred eighty (180) days.

6.5  EFFECT OF TERMINATION

          Upon expiration or termination of a Sublicense Addendum or this Agreement, all of the Alliance Member's rights to market and Sublicense the Programs as set forth in such Sublicense Addendum or this Agreement shall cease.

          The termination of this Agreement, a Sublicense Addendum, or any license shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall such termination relieve the Alliance Member's obligation to pay all fees that have accrued or that are owed by the Alliance Member under a Sublicense Addendum or any Order Form, or that appear in a Sublicense report. The parties rights and obligations under Sections 2.4, 2.5, 2.6 and Articles 4, 5, 6, 7, and 8 shall survive termination of this Agreement. Upon


                                                                        Page: 18
     termination, the Alliance Member shall cease using, and shall return or destroy, all copies of the applicable Programs.

7.   INDEMNITY, WARRANTIES, REMEDIES

7.1  INFRINGEMENT INDEMNITY

          Oracle will defend and indemnify the Alliance Member against a claim that Programs infringe a copyright or patent or other intellectual property right, provided that: (a) the Alliance Member notifies Oracle in writing within 30 days of the claim; (b) Oracle has sole control of the defense and all related settlement negotiations; and (c) the Alliance Member provides Oracle with the assistance, information and authority necessary to perform Oracle's obligations under this Section. Reasonable out-of-pocket expenses incurred by the Alliance Member in providing such assistance will be reimbursed by Oracle. Oracle shall have no liability for any claim of infringement based on use of a superseded or altered release of Programs if the infringement would have been avoided by the use of a current unaltered release of the Programs which Oracle provides to the Alliance Member.

          In the event the Programs are held or are believed by Oracle to infringe, Oracle shall have the option, at its expense, to (a) modify the Programs to be noninfringing; or (b) obtain for the Alliance Member a license to continue using the Programs. If it is not commercially reasonable to perform either of the above options, then Oracle may terminate the license for the infringing Programs and refund the license fees paid for those Programs. This Section 7.1 states Oracle's entire liability and the Alliance Member's exclusive remedy for infringement.

7.2  WARRANTIES AND DISCLAIMERS

     A. PROGRAM WARRANTY

          Oracle warrants for a period of one year from the Commencement Date that each unmodified Program will perform the functions described in the Documentation.

     B. MEDIA WARRANTY

          Oracle warrants the tapes, diskettes or other media to be free of defects in materials and workmanship under normal use for 90 days from the Commencement Date.

     C. SERVICES WARRANTY

          Oracle warrants that its Technical Support and training services will be performed consistent with generally accepted industry standards. This warranty shall be valid for 90 days from performance of service.

     D. DISCLAIMERS

          THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          ORACLE DOES NOT WARRANT THAT THE PROGRAMS WILL OPERATE IN COMBINATIONS OTHER THAN AS SPECIFIED IN THE DOCUMENTATION OR THAT THE OPERATION OF THE PROGRAMS WILL BE UNINTERRUPTED OR ERROR FREE. PRE-PRODUCTION RELEASES OF PROGRAMS AND COMPUTER-BASED TRAINING PRODUCTS ARE DISTRIBUTED "AS IS."

          The Alliance Member shall not make any warranty on Oracle's behalf.

7.3  EXCLUSIVE REMEDIES

          For any breach of the warranties contained in Section 7.2 above, the Alliance Member's exclusive remedy, and Oracle's entire liability, shall be:

     A. FOR PROGRAMS

          The correction of Program errors that cause breach of the warranty, or if Oracle is unable to make the Program operate as warranted, the Alliance Member shall be entitled to recover the fees paid to Oracle for the Program license.

     B. FOR MEDIA

          The replacement of defective media returned within 90 days of the Commencement Date.

     C. FOR SERVICES

          The reperformance of the services, or if Oracle is unable to perform the services as warranted, the Alliance Member shall be entitled to recover the fees paid to Oracle for the unsatisfactory services.

7.4  INDEMNIFICATION OF ORACLE

          The Alliance Member agrees to enforce the terms of its Sublicense agreements required by this Agreement so as to effect a timely cure of any Sublicense breach, and to notify Oracle of any known breach of such terms. The Alliance Member will defend and indemnify Oracle against:

     A. All claims and damages to Oracle arising from any use by the Alliance Member or its Sublicensees of any product not provided by Oracle but used in combination with the Programs if such claim would have been avoided by the exclusive use of the Programs; and

     B. All claims and damages to Oracle caused by the Alliance Member's failure to include the required contractual terms set forth in Section 2.3.B hereof in each Sublicense agreement.

7.5  EQUITABLE RELIEF

          The Alliance Member acknowledges that any breach of its obligations with respect to proprietary rights of Oracle will cause Oracle irreparable injury for which there are inadequate remedies at law and that Oracle shall be entitled to equitable relief in addition to all other remedies available to it.

8.   GENERAL TERMS AND CONDITIONS

8.1  NONDISCLOSURE

          By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Programs, the terms and pricing under this Agreement, and all information clearly identified as confidential.

          A party's Confidential Information shall not include information that:
     (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (d) is independently developed by the other party. The Alliance Member shall not disclose the results of any benchmark tests of the Programs to any third party without Oracle's prior written approval.

          The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after termination of this Agreement. The parties agree, unless required by


                                                                        Page: 19
     law, not to make each other's Confidential Information available in any form to any third party for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

8.2  COPYRIGHTS

          The Programs are copyrighted by Oracle. The Alliance Member shall retain all Oracle copyright notices on the Programs used by the Alliance Member under its Development Licenses or Marketing Support Licenses. The Alliance Member shall include the following on all copies of the Programs in software Value-Added Packages incorporating the Programs distributed by the Alliance Member:

     A. A reproduction of Oracle's copyright notice; or

     B. A copyright notice indicating that the copyright is vested in the Alliance Member containing the following

     1. A "c" in a circle and the word "copyright";

     2. The Alliance Member's name;

     3. The date of copyright; and

     4. The words "All Rights Reserved."

          Such notices shall be placed on the Documentation, the sign-on screen for any software Value-Added Package incorporating the Programs, and the diskette or tape labels. Notwithstanding any copyright notice by the Alliance Member to the contrary, the copyright to the Program included in any such application package shall remain in Oracle. Other than as specified above, on any reproduction or translation of any Programs, Documentation, or promotional material, the Alliance Member agrees to reproduce Oracle's copyright notices intact.

8.3  TRADEMARKS

          "Oracle" and any other trademarks and service marks adopted by Oracle to identify the Programs and other Oracle products and services belong to Oracle; the Alliance Member will have no rights in such marks except as expressly set forth herein and as specified in writing from time to time. The Alliance Member's use of Oracle's trademarks shall be under Oracle's trademark policies and procedures in effect from time-to-time. The Alliance Member agrees not to use the trademark "ORACLE," or any mark beginning with the letters "Ora," or any other mark likely to cause confusion with the trademark "ORACLE" as any portion of the Alliance Member's tradename, trademark for the Alliance Member's Value-Added Package, or trademark for any other products of the Alliance Member. The Alliance Member shall have the right to use the trademark "ORACLE" and other Oracle trademarks solely to refer to Oracle's Programs, products and services.

          The Alliance Member agrees with respect to each registered trademark of Oracle, to include in each advertisement, brochure, or other such use of the trademark, the trademark symbol "circle R" and the following statement:

                             is a registered trademark of Oracle Corporation,
     -----------------------
     Redwood City, California

          Unless otherwise notified in writing by Oracle, the Alliance Member agrees, with respect to every other trademark of Oracle, to include in each advertisement, brochure, or other such use of the trademark, the symbol "TM" and the following statement:

                              is a trademark of Oracle Corporation,
     -----------------------
     Redwood City, California

          The Alliance Member shall not market Oracle Programs in any way which implies that Oracle Programs are the proprietary product of the Alliance Member or of any party other than Oracle. Oracle shall not have any liability to the Alliance Member for any claims made by third parties relating to the Alliance Member's use of Oracle's trademarks.

8.4  RELATIONSHIPS BETWEEN PARTIES

          In all matters relating to this Agreement, the Alliance Member will act as an independent contractor. The relationship between Oracle and the Alliance Member is that of licensor/licensee. Neither party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, nor to represent the other party as agent, employee, franchisee, or in any other capacity. Nothing in this Agreement shall be construed to limit either party's right to independently develop or distribute software which is functionally similar to the other party's product, so long as proprietary information of the other party is not included in such software.

8.5  ASSIGNMENT

          The Alliance Member may not assign or otherwise transfer any rights under this Agreement without Oracle's prior written consent.

8.6  NOTICE

          All notices, including notices of address change, required to be sent hereunder shall be in writing and shall be deemed to have been given when mailed by first class mail to the first address listed in the relevant Order Form (if to the Alliance Member) or to Oracle address on the Order Form (if to Oracle).

          To expedite order processing, the Alliance Member agrees that Oracle may treat documents faxed by the Alliance Member to Oracle as original documents; nevertheless, either party may require the other to exchange original signed documents.

8.7  GOVERNING LAW/JURISDICTION

          This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the substantive and procedural laws of the State of California and shall be deemed to be executed in Redwood City, California. The parties agree that any legal action or proceeding relating to this Agreement shall be instituted in any state or federal court in San Francisco or San Mateo County, California. Oracle and the Alliance Member agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

8.8  SEVERABILITY

          In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force and effect.

8.9  EXPORT


                                                                        Page: 20

          The Alliance Member agrees to comply fully with all relevant export laws and regulations of the United States ("Export Law") to assure that neither the Programs, nor any direct product thereof, are (a) exported, directly or indirectly, in violation of Export Laws; or (b) are intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

8.10 LIMITATION OF LIABILITY

          IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOSS OF PROFITS, REVENUE, DATA OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ORACLE'S LIABILITY FOR DAMAGES HEREUNDER SHALL IN NO EVENT EXCEED THE AMOUNT OF FEES PAID BY THE ALLIANCE MEMBER UNDER THIS AGREEMENT, AND IF SUCH DAMAGES RESULT FROM THE ALLIANCE MEMBER'S OR SUBLICENSEE'S USE OF THE PROGRAM OR SERVICES, SUCH LIABILITY SHALL BE LIMITED TO FEES PAID FOR THE RELEVANT PROGRAM OR SERVICES GIVING RISE TO THE LIABILITY.

          The provisions of this Agreement allocate the risks between Oracle and the Alliance Member. Oracle's pricing reflects this allocation of risk and the limitation of liability specified herein.

8.11 FEDERAL GOVERNMENT SUBLICENSES

          If the Alliance Member grants a Sublicense to the United States government, the Programs shall be provided with "Restricted Rights" and the Alliance Member will place a legend, in addition to applicable copyright notices, on the documentation, and on the tape or diskette label, substantially similar to the following:

                            RESTRICTED RIGHTS LEGEND

     "Programs delivered subject to the DOD FAR Supplement are "commercial computer software" and use, duplication and disclosure of the Programs shall be subject to the licensing restrictions set forth in the applicable license agreement. Otherwise, Programs delivered subject to the Federal Acquisition Regulations are "restricted computer software" and use, duplication and disclosure of the Programs shall be subject to the restrictions in FAR 52.227-14, Rights in Data-- General, including Alternate III (June 1987)."

8.12 WAIVER

          The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Oracle's proprietary rights in the Programs, no action, regardless of form, arising out of this Agreement may be brought by either party more than two years after the cause of action has accrued.

8.13 ENTIRE AGREEMENT

          This Agreement constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement.

          It is expressly agreed that the terms of this Agreement and any Order Form shall supersede the terms in any Alliance Member purchase order or other ordering document. This Agreement shall also supersede the terms of any unsigned or "shrinkwrap" license included in any package, media, or electronic version of Oracle-furnished software and any such software shall be licensed under the terms of this Agreement, provided that the use limitations contained in an unsigned ordering document shall be effective for the specified licenses.


                                                                        Page: 21

The Effective Date of this Agreement shall be
                                              ----------------------------------


EXECUTED BY THE ALLIANCE MEMBER:

---------------------------------------------------------        EXECUTED BY ORACLE CORPORATION:

Authorized Signature:                                            Authorized Signature:
                     ------------------------------------                             ------------------------------------
Name:                                                            Name:
     ----------------------------------------------------             ----------------------------------------------------

Title:                                                           Title:
      ---------------------------------------------------              ---------------------------------------------------


Oracle Corporation
500 Oracle Parkway
Redwood Shores, CA 94065
(415) 506-7000
Oracle is a registered trademark of Oracle Corporation.
7-97


                                                                        Page: 22

                                    EXHIBIT C
                                 NCI PRICE LIST
                             (to be provided by NCI)


                                                                        Page: 23

                                    EXHIBIT D
                            PROHIBITED CUSTOMER LIST


                                      AT&T
                              Pacific Century Group
                            Pacific Convergence Corp.
                                       AOL
                               Cable and Wireless
                                       NTL
                                       TCI
                                Time Warner Cable
                                    Media One
                                     Comcast
                                    Cox Cable
                                     US West
                                  Rogers Cable
                                    Direct TV
                                       GTE
                                     Sprint
                                       MCI
                                   Bell South
                                      Nynex
                                 Southwest Bell
                                    Ameritech
                                   Bell Canada


                                                                        Page: 24

                                    EXHIBIT E
                       JOINT SALES & MARKETING ACTIVITIES

1. NCI shall provide to Oracle core marketing materials for the NCI Technology in electronic format as soon as such materials are available but no later than when such materials are provided to any other distributor of the NCI Technology. The core marketing materials shall include but not be limited to data sheets, company brochures and demonstration materials. NCI grants to Oracle the right to reproduce, modify and integrate (in whole or in part) these core marketing materials into Oracle marketing materials. Oracle's use of NCI's trademarks contained in these core marketing materials shall be subject to NCI's Signature Guidelines, a copy of which is attached as Exhibit F.

2. NCI shall appoint an Oracle channel management team who will be responsible for managing the relationship between Oracle and NCI with respect to Oracle's reselling of the NCI Technology, including appointing a point person to act as the primary point of contact between Oracle and NCI related to this Agreement (the "Oracle Channel Manager"). In addition, the revenue sharing currently specified in the Agreement is predicated upon a joint sales model. As requested by Oracle, NCI shall provide substantial sales assistance as requested by Oracle on all transactions of the NCI Technology. For each sale in which NCI has provided substantial assistance, Oracle shall use reasonable efforts to notify NCI if Oracle executes a Sublicense with the particular customer for the NCI Technology.

3. NCI shall use reasonable efforts to provide the necessary hardware to allow Oracle to demonstrate the NCI Technology to potential customers at discounted reseller rates.

4. Oracle shall use reasonable efforts to notify NCI of, and allow NCI to participate in (subject to the Sublicensees consent), any public announcement of Sublicenses of the NCI Technology by Oracle to end users. However, nothing contained herein shall require Oracle to obtain NCI's prior consent before making such a public announcement.

5. NCI shall use reasonable efforts to keep Oracle informed of future product plans and roadmaps. Where identified as such, this information shall be considered NCI Confidential Information under section 8.1 of the Agreement and shall not be disclosed to third parties (including Oracle customers) without the prior written consent of NCI. Such consent may be provided by NCI's Oracle Channel Manager or another NCI representative as designated by NCI.

6. Unless otherwise specified, each party shall bear its own costs for the marketing and sales activities described above.


                                                                        Page: 25

                                    EXHIBIT F
                            NCI SIGNATURE GUIDELINES


                                                                        Page: 26

                                    EXHIBIT G
                           THIRD PARTY RESTRICTIONS ON
                             EMBEDDED NCI TECHNOLOGY

THE FOLLOWING THIRD PARTY RESTRICTIONS APPLY TO THE NCI TECHNOLOGY TO THE EXTENT THAT THEY INCORPORATE ANY OF THE THIRD PARTY SOFTWARE LISTED BELOW. ANY CAPITALIZED TERMS THAT ARE NOT DEFINED HEREIN HAVE THE SAME DEFINITION AS IN THE AGREEMENT.

1. REGARDING BITSTREAM SOFTWARE - IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDE BITSTREAM SOFTWARE SUBLICENSED FROM NCI, YOU MUST COMPLY WITH THE FOLLOWING RESTRICTIONS AND OBLIGATIONS.

     1.1. LICENSEE MUST REPRODUCE EACH BITSTREAM COPYRIGHT, TRADEMARK AND/OR PATENT NOTICE, AS APPLICABLE IN ITS ENTIRETY, IN THE SAME LOCATION AS IT APPEARS, IN ELECTRONIC OR PRINTED FORM, ON THE NCI SOFTWARE OR SDK(S) AS DELIVERED TO LICENSEE.

2. REGARDING RSA SOFTWARE - IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDES RSA SOFTWARE SUBLICENSED FROM NCI, YOU MUST COMPLY WITH THE FOLLOWING RESTRICTIONS AND OBLIGATIONS:

     2.1. LICENSEE SHOULD INCLUDE WITHIN THE SPLASH SCREENS, USER DOCUMENTATION, PRINTED PRODUCT COLLATERAL, PRODUCT PACKAGING AND ADVERTISEMENTS FOR THE NCI TECHNOLOGY, THE RSA "LICENSEE SEAL" FROM THE FORM ATTACHED HERETO AS APPENDIX "A" ALONG WITH A STATEMENT THAT THE NCI TECHNOLOGY CONTAINS THE RSA SOFTWARE. LICENSEE AGREES NOT TO REMOVE OR DESTROY ANY PROPRIETARY, TRADEMARK OR COPYRIGHT MARKINGS OR NOTICES PLACED UPON OR CONTAINED WITHIN THE SOFTWARE OR DOCUMENTATION PROVIDED BY NCI.

     2.2. LICENSEE MUST IN ALL PROPOSALS AND AGREEMENTS WITH THE UNITED STATES GOVERNMENT IDENTIFY AND LICENSE THE NCI TECHNOLOGY, INCLUDING ANY RSA OBJECT CODE, AS FOLLOWS: (I) FOR ACQUISITION BY OR ON BEHALF OF CIVILIAN AGENCIES, AS NECESSARY TO OBTAIN PROTECTION AS "COMMERCIAL COMPUTER SOFTWARE AND RELATED DOCUMENTATION IN ACCORDANCE WITH THE TERMS OF NCI'S OR LICENSEE'S CUSTOMARY LICENSE, AS SPECIFIED IN 48 C.F.R. 12.212 OF THE FEDERAL ACQUISITION REGULATIONS AND ITS SUCCESSOR REGULATIONS, OR (II) FOR ACQUISITION BY OR ON BEHALF OF UNITS OF THE DEPARTMENT OF DEFENSE, AS NECESSARY TO OBTAIN PROTECTION AS "COMMERCIAL COMPUTER SOFTWARE" AS DEFINED IN 48 C.F.R. 227.7014(A)(1) OF THE DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) AND RELATED DOCUMENTATION IN ACCORDANCE WITH THE TERMS OF NCI'S OR LICENSEE'S CUSTOMARY LICENSE, AS SPECIFIED IN 4:8 C.F.R.
          227.7202.1 OF DFARS AND ITS SUCCESSOR REGULATIONS.

     2.3 IN THE EVENT THAT LICENSEE INCLUDES AN "ABOUT BOX" OR SIMILAR REFERENCE IN THE NCI TECHNOLOGY, LICENSEE AGREES TO INSERT AND MAINTAIN IN THE "ABOUT BOX" (1) THE RSA "LICENSEE SEAL" INDICATED IN APPENDIX "A", AND (2) A HYPERTEXT LINK TO RSA'S HOMEPAGE AT AN RSA-DESIGNATED URL (CURRENTLY WWW. RSA.COM), WHICH LOGO AND POINTER SHALL APPEAR ON THE FIRST PAGE OF SUCH "ABOUT BOX" AND IN NO LESS PROMINENT LOCATION AND SIZE THAN ANY OTHER THIRD PARTY LOGO INCLUDED THEREIN.

     2.4. LICENSEE FURTHER AGREES TO INCLUDE IN ANY SECURITY ADVISORY MADE AVAILABLE TO THIRD PARTIES, WHETHER IN PRINTED OR ELECTRONIC FORMAT, THE RSA "LICENSEE SEAL" INDICATED IN EXHIBIT "A" AND A BRIEF DESCRIPTION OF THE RSA SOFTWARE SUBLICENSED HEREUNDER AND ITS RELEVANT APPLICABILITY TO THE SUBJECT MATTER OF THE SECURITY ADVISORY. FOR THE PURPOSES OF THE AGREEMENT, "SECURITY ADVISORY" MEANS ANY TUTORIAL, FAQ OR SIMILAR MANUAL OR INSTRUCTIONAL DOCUMENTATION DESCRIBING DATA SECURITY USED BY OR AVAILABLE IN THE NCI TECHNOLOGY.

3. REGARDING HEADSPACE SOFTWARE - IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDE HEADSPACE MIDI SOFTWARE OR MUSIC CONTENT SUBLICENSED FROM NCI, YOU MUST COMPLY WITH THE FOLLOWING RESTRICTIONS AND OBLIGATIONS:

     3.1. IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDES AN "ABOUT BOX" OR SIMILAR REFERENCE, LICENSEE MUST INCLUDE REFERENCES TO HEADSPACE, INC. AND THE RMF LOCK), AS WELL AS A LINK TO THE HEADSPACE, INC. WEB SITE, IN THE AREA DESIGNATED BY LICENSEE FOR SUCH "ABOUT BOX". THE RMF LOGO IS INCLUDED AS APPENDIX "B", ATTACHED HERETO, AND INCORPORATED HEREIN BY THIS REFERENCE.

4. REGARDING PROGRESSIVE NETWORKS SOFTWARE - IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDES PROGRESSIVE NETWORKS SOFTWARE SUBLICENSED FROM NCI, YOU MUST COMPLY WITH THE FOLLOWING RESTRICTIONS AND OBLIGATIONS:


                                                                        Page: 27

     4.1. LICENSEE MUST USE PROGRESSIVE NETWORKS' (PN) MARKS IN ACCORDANCE WITH PN'S USAGE POLICIES ATTACHED HERETO AS APPENDIX "C" AND INCORPORATED HEREIN BY THIS REFERENCE. SUCH MARKS MAY BE USED SOLELY IN CONJUNCTION ON WITH LICENSEE'S ADVERTISING, MARKETING AND DISTRIBUTION OF THE NCI TECHNOLOGY INCORPORATING PN'S SOFTWARE.

     4.2. TO THE EXTENT THE NCI TECHNOLOGY INCLUDES AN IMPLEMENTATION OF AN "ABOUT BOX" OR SIMILAR REFERENCE, LICENSEE MUST INCLUDE A REFERENCE TO "PROGRESSIVE NETWORKS" AND "REALNETWORKS" AS FOLLOWS: "THE REALNETWORKS PLAYER IS INCLUDED UNDER LICENSE FROM PROGRESSIVE NETWORKS, INC. COPYRIGHT 1995:1997, PROGRESSIVE NETWORKS, INC. REALNETWORKS AND THE REALNETWORKS LOGO ARE REGISTERED TRADEMARKS OF PROGRESSIVE NETWORKS, INC. ALL RIGHTS RESERVED."

     4.3. LICENSEE ACKNOWLEDGES THAT USE, DUPLICATION OR DISCLOSURE OF THE PN SOFTWARE BY THE GOVERNMENT IS SUBJECT TO RESTRICTIONS SET FORTH IN SUBPARAGRAPHS (A) THROUGH (D) OF THE COMMERCIAL COMPUTER-RESTRICTED RIGHTS CLAUSE AT FAR 52.227.19 WHEN APPLICABLE, OR IN SUBPARAGRAPH
          (C)(I)(II) OF THE RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE CLAUSE AT DFARS 252.227-7013, OR IN SIMILAR CLAUSES IN THE NASA FAR SUPPLEMENT. CONTRACTOR/MANUFACTURER IS PROGRESSIVE NETWORKS, INC.; 1111 THIRD AVENUE; SUITE 500; SEATTLE, WASHINGTON, 98101.

5.0 REGARDING JAVA SOFTWARE - IN THE EVENT THAT THE NCI TECHNOLOGY INCLUDE JAVA SOFTWARE FROM SUN MICROSYSTEMS, INC. ("SUN") OR JAVASOFT, YOU MUST COMPLY WITH THE FOLLOWING RESTRICTIONS AND OBLIGATIONS:

     5.1 THE NCI TECHNOLOGY CONTAINING JAVA SOFTWARE THAT YOU DISTRIBUTE SHALL INCLUDE IN THE DOCUMENTATION, OR IN OTHER TERMS AND CONDITIONS OF SALE, NOTICES SUBSTANTIALLY SIMILAR TO THOSE CONTAINED ON AND IN THE NCI SOFTWARE, SDKS AND RELATED DOCUMENTATION. YOU SHALL REQUIRE AN END USER LICENSE AGREEMENT FOR EACH UNIT OF THE PRODUCT PROVIDING ACCESS TO THE NCI TECHNOLOGY SHIPPED, INCLUDING WITHOUT LIMITATION, WARRANTY, LIMITATION OF LIABILITY, RESTRICTED RIGHTS FOR GOVERNMENT, NO TRANSFER OF TITLE, HIGH RISK ACTIVITIES, ETC. IF YOU USE A PACKAGE DESIGN FOR THE NCI TECHNOLOGY, SUCH PACKAGE DESIGN SHALL INCLUDE AN ACKNOWLEDGMENT OF SUN AS THE SOURCE OF THE JAVA SOFTWARE AND SUCH OTHER NOTICES AS SPECIFIED BELOW.

     5.2. JAVA APPLETS IN ANY HYPERTEXT MARKUP LANGUAGE (HTML) OR STANDARD GENERALIZED MARKUP LANGUAGE (SGML)-BASED BROWSER WHICH IS SHIPPED AS PART OF THE NCI TECHNOLOGY SHALL USE THE DOCUMENT TYPE DEFINITION ("DTD") AS SPECIFIED BY SUN MICROSYSTEMS.

     5.3. THE FOLLOWING DISCLAIMER MUST BE PROVIDED TO EACH USER OF THE NCI
          TECHNOLOGY: THIS PRODUCT IS NOT FAULT-TOLERANT AND IS NOT DESIGNED, MANUFACTURED OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATIONS SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH THE FAILURE OF THIS PRODUCT COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.

     5.4. THE FOLLOWING NOTICES AND ACKNOWLEDGMENTS MOST BE PROVIDED TO EACH USER OF THE NCI TECHNOLOGY AS DESCRIBED BELOW:

          5.4.1. ON LICENSEE'S WEB SITE THAT DESCRIBES SUCH NCI TECHNOLOGY, LICENSEE MUST INCLUDE THE FOLLOWING: JAVA LOCK), JAVA APPLET INTEROPERABILITY MARK*, AND MESSAGE "POWERED BY JAVA TM FROM SUN MICROSYSTEMS, INC." WITH A HYPERTEXT LINK TO THE ERROR! BOOKMARK NOT DEFINED,

          5.4.2. IN ANY NCI TECHNOLOGY DOCUMENTATION, SPLASH SCREEN OR OTHER LOCATION WHERE NOTICES, ATTRIBUTION AND PROPRIETARY MARKINGS ARE LISTED, LICENSEE MUST INCLUDE THE FOLLOWING: JAVA LOGO, JAVA APPLET INTEROPERABILITY MARK, THE MESSAGE "POWERED BY JAVA-TM- TECHNOLOGY FROM SUN MICROSYSTEMS, INC." AND APPLICABLE COPYRIGHT NOTICES ASSOCIATED WITH A HYPERTEXT LINK TO THE ERROR! BOOKMARK NOT DEFINED.. THE SPLASH SCREEN, IF ANY, SHOULD BE A MINIMUM SIZE OF TWELVE (12) SQUARE INCHES.

     5.5. LICENSEE SHALL NOT REMOVE ANY COPYRIGHT NOTICES, TRADEMARK NOTICES OR OTHER PROPRIETARY LEGENDS OF SUN OR ITS SUPPLIERS CONTAINED ON OR IN THE SOFTWARE OR ANY DOCUMENTATION PROVIDED BY NCI. LICENSEE SHALL COMPLY WITH ALL REASONABLE REQUESTS BY SUN TO INCLUDE SUN'S COPYRIGHT AND/OR OTHER PROPRIETARY RIGHTS NOTICES ON THE NCI TECHNOLOGY, DOCUMENTATION OR RELATED MATERIALS AS SPECIFIED IN THIS SECTION.

     5.6. LICENSEE MUST COMPLY WITH SUN'S STANDARD TRADEMARK AND LOCK) USAGE POLICIES. SPECIFICALLY, SUN'S MARKS MUST ONLY BE USED IN THE TEXT OF ANY MATERIALS (NOT IN HEADLINES OR GRAPHICS) AND IN THE SAME TYPESIZE AND TYPESTYLE AS THE SURROUNDING TEXT; THE MARKS MUST BE USED AS ADJECTIVES, NOT AS NOUNS' AND SUN'S MARKS MUST BE


                                                                        Page: 28

          IDENTIFIED WITH THE APPLICABLE -Registered Trademark- OR -TM-
          NOTICES AND ATTRIBUTED TO SUN IN AN APPROPRIATE LOCATION IN ANY MATERIALS, AS STATED ABOVE. INFORMATION REGARDING SUN'S WEB LOGO TRADEMARK POLICIES CAN BE FOUND AT.WWW.SUN.COM/LOGCOS/TRADEMARK.HTML.

     *The Java Applet Interoperability Mark has not been designed by Sun
          Microsystems, Inc., but may include such designation as "Java 1,0 Applet Compatible." Sun may change such logo, message and hypertext link on reasonable advance notice.


                                                                        Page: 29

                            APPENDIX "A" TO EXHIBIT G
                             RSA SEAL AND TRADEMARKS


RSA Licensee Seal:         [Logo]










You are also permitted to use the following RSA trademarks, as applicable, in ads, product packaging, documentation or collateral materials, provided that you use the correct trademark designator, depicted below, and identify RSA as the owner of the mark.

   RC2-Registered Trademark- Symmetric Block Cipher, RC4-Registered Trademark-
                           Symmetric Stream Cipher
                        RC5-TM- Symmetric Block Cipher
                            BSAFE-TM-, TIPEM-TM-
                        RSA Public Key Cryptosystem-TM
                       MD-TM-, MD2-TM-, MD4-TM-, MD5-TM-


RSA has reserved the right to update this Appendix "A' from time to time upon reasonable notice to you.


                                                                        Page: 30

                            APPENDIX "B" TO EXHIBIT G

                                    RMF LOGO


                                     [Logo]






                                                                        Page: 31

                            APPENDIX "C" TO EXHIBIT G

                   PROGRESSIVE NETWORKS TRADEMARK USAGE POLICY

               REALNETWORKS-Registered Trademark- (text form)
               PN-Registered Trademark- (text form)
               PROGRESSIVE NETWORKS-Register Mark- (text form)
               REALMEDIA-Trademark- (textform)
               REALVIDEO-Trademark- (text form)
               REALPLAYER-Trademark- (text form)
               WEBACTIVE-Registered Trademark- (text from)

1. When using a Progressive Networks' trademark ("PN Mark"), use the registered trademark symbol -Registered Trademark- or the -TM- symbol, as indicated in the above example, on the most prominent (or if none is prominent, the first) appearance of a PN Mark. For any PN Mark that is not registered, the -TM- symbol should be used in place of the registered trademark symbol -Registered Trademark-. Once marked, it is not normally necessary to mark subsequent appearances of the trademark in the piece. Every appearance of PN Logos in stylized form should always appear with the appropriate -Registered Trademark- or -TM- symbol, and may be used only under license with PN - unauthorized use is strictly prohibited. Shown above are a list of current PN Marks that reflects the registration status of the PN Marks. This list will be updated from time to time.

2. When using a PN Mark, never vary the spelling, add or delete hyphens, make one word two, or use a possessive or plural form of the PN Mark. PN word marks must always be used as adjectives followed by a generic term (such as "software" or "system"), and never as nouns or verbs.

3. Progressive Networks is the owner of all right, title, and interest in the PN Marks and Licensee agrees that it will not challenge the validity of Progressive Networks' ownership of the PN Marks. Licensees shall not reproduce or use (or authorize the reproduction or use of) the PN Marks in any manner other than expressly authorized by Progressive Networks.

4. Progressive Networks may from time to time modify the PN Marks. Progressive Networks will use commercially reasonable efforts to give licensees advance notice of such modifications.

5. In order to assure compliance, you will, upon request from Progressive Networks, provide samples of any marketing and advertising materials that include the PN Marks.

6. In any place where they appear together, the PN Marks and any associated text must be at least as large as the trademark and text of another vendor.

                 IMPORTANT INFORMATION ABOUT USING THE TEXT FORM
                          OF THE WORD REALNETWORKS-Registered Trademark-

1. When using the word RealNetworks, use the registered trademark symbol -Register Trademark-symbol, as indicated in the above example, on the most prominent (or if none is prominent, the first) appearance of its use on a page. For any PN Mark that is not registered, the -TM- symbol should be used in place of the registered trademark symbol -Registered Trademark-. Once marked with the -Registered Trademark- symbol, it is not normally necessary to mark subsequent appearances of the trademark in the piece.

2. When using the word RealNetworks, never vary the spelling, add or delete hyphens, make one word two, or use a possessive or plural form of the word. RealNetworks must always be used as an adjective followed by a generic term (such as "software" or "system"), and never as a noun or verb.


                                                                        Page: 32

                                    EXHIBIT H
                         NCI END USER LICENSE AGREEMENT


                         NCI END USER LICENSE AGREEMENT
                          REDISTRIBUTION NOT PERMITTED

IMPORTANT--READ CAREFULLY. BY CLICKING ON THE "ACCEPT" BUTTON OR OPENING THE PACKAGE, LICENSEE IS CONSENTING TO BE BOUND BY THIS AGREEMENT. IF LICENSEE DOES NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, CLICK THE "DO NOT ACCEPT" BUTTON AND THE INSTALLATION PROCESS WILL NOT CONTINUE, OR, ALTERNATIVELY, RETURN THE PRODUCT TO THE PLACE OF PURCHASE FOR A FULL REFUND OR CREDIT.

          This agreement ("Agreement") is between you ("Licensee") and the party who provided you the device running this NCI software ("Licensor") for the license to use such software ("Software") and the related end-user documentation ("Documentation").

1. GRANT OF LICENSES GRANT. Subject to the payment of the applicable license fees and all the terms and conditions of this Agreement, Licensor grants to Licensee only a non-exclusive, non-transferable, non-sublicenseable license to use a single object code copy of the Software, only in accordance with the applicable Documentation.

2. RESTRICTIONS. Licensee shall not (and Licensee shall not allow a third party to): modify, translate, or create derivative works based on the Software; decompile, disassemble, or otherwise reverse engineer the Software (except to the extent applicable laws specifically prohibit such restriction); copy the Software (except for one copy made solely for archival purposes, provided that any such copy must contain all of the original Software's proprietary notices); rent, lease, grant a security interest in, ,or permit concurrent use of, or otherwise transfer rights to the Software. Licensee shall not remove, alter or destroy any form of the notice, proprietary markings or other labels placed upon or contained within the Software or Documentation.

3. TITLE/OWNERSHIP. As between the parties, title, ownership rights, and intellectual property rights in the Software and all copies and portions thereof, whether or not incorporated into other software, shall remain in Network Computer, Inc. ("NCI") and/or its suppliers. The Software is protected by the copyright laws and treaties. Title and related rights in the content accessed through the Software is the property of the applicable content owner and may be protected by applicable law. This License does not give Licensee title or any other rights to Software or the content accessed through the Software.

4. TERMINATION. The Agreement is effective until terminated. This license will terminate automatically if Licensee fails to comply with the limitations described herein. Upon termination' (a) Licensee shall immediately cease all use of the Software and destroy all copies of the Software and Documentation; and (b) Except for the license granted in Section 1 and except as otherwise expressly provided herein, the terms of this Agreement shall survive termination. Termination is not an exclusive remedy and all other remedies will be available whether or not the license is terminated.

5. DISCLAIMER OF WARRANTY. SOFTWARE IS PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND, INCLUDING WITHOUT LIMITATION ANY EXPRESSED OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FURTHER, LICENSOR, NCI AND THEIR RESPECTIVE LICENSORS AND SUPPLIERS DO NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE OR WRITTEN MATERIALS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. THE LICENSEE UNDERSTANDS THAT NEITHER LICENSOR NOR NCI IS RESPONSIBLE FOR OR HAS LIABILITY FOR HARDWARE, SOFTWARE, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY THIRD PARTY. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY OR WITHIN SOFTWARE HAVE INHERENT LIMITATIONS, AND LICENSEE MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS LICENSEE'S REQUIREMENTS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS


                                                                        Page: 33

     DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY TO LICENSEE AND LICENSEE MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION. NCI SHALL HAVE THE RIGHT TO ENFORCE THE OBLIGATIONS HEREUNDER, AND ALL LIMITATIONS AND DISCLAIMERS MADE HEREUNDER SHALL BE ON BEHALF OF NCI AS WELL AS LICENSOR.

6. EXPORT CONTROLS. None of the Software or any portion thereof, underlying information or technology or Documentation may be exported or reexported or provided to (a) Cuba, Iraq, Libya, Sudan, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods (or any national or resident thereof); or (b) anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using the Software, Licensee is agreeing to the foregoing and Licensee is representing and warranting that Licensee is not located in, under the control of, or a national or resident of any such country or on any such list. NotwithStanding the above, Licensee agrees not to export or reexport the Software or Documentation without the appropriate U.S. or foreign government license, if one is required.

          In addition, if the licensed Software is identified as a "not-for-export" product (for example, on the box, media or in the installation process), then the following applies: EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE SOFTWARE MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR "FOREIGN PERSON" AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN, NATIONAL OR LAWFUL PERMANENT RESIDENT OF THE UNITED STATES. BY USING THE SOFTWARE, LICENSEE IS AGREEING TO THE FOREGOING AND LICENSEE IS WARRANTING THAT LICENSEE IS NOT A "FOREIGN PERSON" OR UNDER THE CONTROL OF A FOREIGN PERSON.

7. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), CONTRACT, OR OTHERWISE, SHALL LICENSOR, NCI, OR THEIR RESPECTIVE LICENSORS OR SUPPLIERS BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE OR INTERRUPTION, LOSS OR INACCURACY OR CORRUPTION OF DATA, COMPUTER FAILURE OR MALFUNCTION, COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES, OR TECHNOLOGY, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL LICENSOR OR NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT LICENSOR RECEIVED FROM LICENSEE FOR THE LICENSE PERTAINING TO THE SOFTWARE, EVEN IF LICENSOR OR NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY, TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO LICENSEE.

8. HIGH RISK ACTIVITIES. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments .requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). Licensor and NCI, and their respective licensors and suppliers, specifically disclaim any express or implied warranty of fitness for High Risk Activities.

9. MISCELLANEOUS. This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable. This Agreement shall be governed by California law, without regard to the conflicts of law provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded.


                                                                        Page: 34

10. U.S. GOVERNMENT END USERS. As defined in FAR section 2.101, the Software and Documentation licensed in this Agreement are "commercial items" and according to DFAR section 252.227-7014(a)(1) and (5) are deemed to be "commercial computer software" and "commercial computer software documentation." Consistent with DFAR section 227.7202 and FAR section
     12.212 (and similar clauses in NASA FAR Supplement and all related successor rules), any use, modification, reproduction, release, performance, display, disclosure, or exploitation of the Software and any accompanying documentation by the US. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement. Contractor/manufacturer is Network Computer, Inc.


                                                                        Page: 35

                             SDK LICENSE AGREEMENTS


                  NCI TV NAVIGATOR-TM- CONTENT DEVELOPMENT KIT
                                LICENSE AGREEMENT

The following terms shall apply to any NCI NAVIGATOR CONTENT DEVELOPMENT KITs licensed to ISP (referred to as "You") hereunder.

REDISTRIBUTION OF THIS CONTENT DEVELOPMENT KIT ("CDK") OR ANY DOCUMENTATION PROVIDED TO YOU BY NETWORK COMPUTER, INC. ("NCI") IS STRICTLY PROHIBITED.

THE MEDIA CONTAINED IN THIS PACKAGE INCLUDE A NUMBER OF SEPARATE PROGRAMS. YOU ARE PERMITTED TO USE ONLY THOSE PROGRAMS FOR WHICH YOU HAVE PAID THE APPLICABLE LICENSE FEE TO NCI. FURTHERMORE, YOUR USE OF THIS CDK IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH BELOW.

LICENSE.

This CDK is licensed, not sold, to You for use only under the terms of this Agreement, and NCI and its licensors reserve all rights not expressly granted to You. You own the media on which this CDK was originally fixed, but NCI and its licensors retain ownership of all copies of the programs and content comprising this CDK (collectively the "Programs"), You (the original licensee of this CDK) may:

(a) use this CDK on a single computer by one user at a time in accordance with the accompanying documentation. (b) make one copy of the Programs as provided to You for purposes of backup; provided that such copy includes a reproduction of any notices appearing in or on such Programs.

LICENSE RESTRICTIONS.

(a) Unauthorized copying of this CDK, the Programs or the written materials included in this package is expressly forbidden. You may be held legally responsible for any Copyright infringement which is caused or encouraged by Your failure to abide by the terms of this agreement.

(b) You may not market, distribute, or transfer copies of this CDK or the Program to others or electronically transfer this CDK or the Programs from one computer to another over a network.

(C) You may not: (i) permit other individuals to use this CDK or the Programs;
(ii) modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on this CDK or the Programs; (iii) copy this CDK or the Programs (except as expressly provided herein); (iv) rent, lease, grant a security interest in, or otherwise transfer rights to this CDK or the Programs; or (v) remove any proprietary notices or labels in or on this CDK or the Programs.

(d) You understand that NCI and its licensors may update or revise this CDK and/or the Programs and in so doing incurs no obligation to furnish such updates to You unless You have purchased current support and maintenance services from NCI as described in the section below titled Technical Support.

(e) Upon transfer of this CDK, any Program or any copy thereof, the licensed granted hereunder shall terminate immediately.


(f) You shall use this CDK solely for Your internal purposes.

To the extent European Economic Community ("EEC") law is applicable, the above restrictions on reverse engineering, decompiling, disassembling or reducing any machine, readable software or component to human-readable form is limited so that it prohibits such activity only to the maximum extent such activity may be prohibited without violating the EEC Directive on the legal protection of computer programs.

HARDWARE LOANS.

In the event that NCI has provided You any hardware (including, without limitation, the NCI Reference Platform) for use with the CDK, You shall return to NCI any such hardware immediately upon the earlier of (i) NCI's written request to You or (ii) the date agreed upon by the parties in any separate written agreement for the return of such hardware. NCI shall retain all right, title and interest in and to such hardware at all times, including, without


                                                                      Page: 36
limitation, the period while such hardware is located at Your facilities.

DISCLAIMER OF WARRANTY.

THIS CDK IS PROVIDED ON AN "AS IS" BASIS. NCI AND ITS LICENSORS EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS CDK AND ANY RESULTS CREATED USING THIS CDK IS BORNE BY YOU. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THIS CDK AND RESULTS GENERATED THROUGH ITS USE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE CDK AND SUCH RESULTS SUFFICIENTLY MEET YOUR SECURITY REQUIREMENTS, THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY AND YOU MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION.

TITLE.

Title, ownership rights, and intellectual property rights in this CDK and the Programs shall remain in NCI and/or its licensors. This CDK is protected by the copyright laws and treaties.

CONFIDENTIALITY.

NCI and its licensors consider this CDK and the Programs to contain valuable trade secrets of NCI and its licensors, the unauthorized disclosure of which could cause irreparable harm to NCI and/or its licensors. You agree to use reasonable efforts not to disclose the Programs to any third parties and not to use the Programs other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

TERMINATION.

This Agreement is effective until terminated. The Sections of this Agreement titled License Restrictions, Disclaimer of Warranty, Limitation of Liability, Title, Confidentiality and Miscellaneous shall survive any termination or expiration of this Agreement. This Agreement will terminate automatically upon Your failure to comply with any of the limitations described herein. Upon any termination or expiration of this Agreement, You must, at NCI's option, return or destroy the CDK, any documentation provided by NCI and any copies thereof and shall return to NCI all hardware (including, without limitation, the NCI Reference Profile), if any, provided by NCI to You for use with the CDK, if any.

EXPORT CONTROLS.

None of this CDK or any underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using this CDK, You are agreeing to the foregoing and You are representing and warranting that You are not located in, under the control of, or a national or resident of any such country or on any such list.

SUPPORT AND MAINTENANCE.

Upon mutual agreement of the parties and subject to NCI's standard support and maintenance terms and conditions (including payment of NCI's then-current support and maintenance fees), NCI shall provide to You support and maintenance for the CDK licensed hereunder.

LIMITATION OF LIABILITY.

UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NCI OR ITS LICENSORS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT NCI RECEIVED FROM YOU FOR A LICENSE TO THIS CDK, EVEN IF NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME


                                                                        Page: 37

JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO YOU. THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN YOU AND NCI.

HIGH RISK ACTIVITIES.

The CDK and results created using the CDK are not fault-tolerant and is not designed, manufactured or intended for use or resale as 0n-line control equipment in hazardous environments requiring fail, safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the CDK and results created using the CDK could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"), NCI and its licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS.

This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY YOU IS EXPRESSLY MADE CONDITIONAL ON YOUR ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN YOUR PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the remaining provisions of this Agreement will not be affected or impaired in any way. This Agreement shall be governed by California law without regard to the conflict of laws provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. If any legal action or proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

U.S. GOVERNMENT RESTRICTED RIGHTS.

If this CDK is acquired by or on behalf of a unit or agency of the United States Government, this provision applies, if the Programs are acquired by or on behalf of a unit or agency of the United States Government, this provision applies. The Programs: (a) were developed at private expense, are existing computer software and no part of them were developed with government funds,
(b) are a trade secret Of NCI or its licensors for all purposes of the Freedom of Information act, (c) are "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the Commercial Computer Software, Restricted Rights clause at 52.227-19 and its successors, (d) in all respects are proprietary data belonging solely to NCI or its licensors, (c) are unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD), the programs are licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulation 252.227-7013 (c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 or to NCI's standard commercial license, as applicable. Contractor/manufacturer is Network Computer, Inc., 1000 Bridge Parkway, Redwood Shores, CA 94065. If this CDK or the Programs are acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from this CDK, the Programs and any documentation provided (except for backup purposes).

Should You have any questions concerning this Agreement, or if You wish to contact NCI for any reason, please write: Network Computer, Inc., Attention:
Customer Service, 1000 Bridge Parkway, Redwood Shores, CA 94065.


                                                                        Page: 38

              NCI TV NAVIGATOR-Trademark- SDK LICENSE AGREEMENT

The following terms shall apply to any NCI NAVIGATOR SOFTWARE DEVELOPMENT TOOLKITs licensed to ISP (referred to as "Licensee") hereunder.

REDISTRIBUTION OF THIS SOFTWARE DEVELOPMENT TOOLKIT ("SDK") OR ANY DOCUMENTATION PROVIDED TO LICENSEE BY NCI IS STRICTLY PROHIBITED.
REDISTRIBUTION OF ANY RESULTS CREATED USING THIS SDK ARE PROHIBITED UNLESS SUCH RIGHT HAS BEEN GRANTED PURSUANT TO A WRITTEN LICENSE AGREEMENT EXECUTED BY NCI AND LICENSEE (THE "RESELLER AGREEMENT") AND THEN ONLY AS LICENSED THEREBY.

THE MEDIA CONTAINED IN THIS PACKAGE INCLUDE A NUMBER OF SEPARATE PROGRAMS, INCLUDING THE TORNADO FOR NCI TV NAVIGATOR, ADD-ON COMPONENTS AND TOOL PROGRAMS FOR USE WITH TORNADO FOR NCI TV NAVIGATOR, AND THE NCI TV NAVIGATOR SYSTEM COMPONENTS. LICENSEE IS PERMITTED TO USE ONLY THOSE PROGRAMS FOR WHICH LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED A PASS KEY FROM NCI ALLOWING LICENSEE ACCESS TO THE PROGRAM. LICENSEE HAS NOT LICENSED A PROGRAM UNTIL LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED THE PASS KEY. FURTHERMORE, LICENSEE'S USE OF THIS SDK IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH BELOW.

LICENSE.

This SDK is licensed, not sold, to Licensee for use only under the terms of this agreement, and NCI and its licensors reserve all rights not expressly granted to Licensee. Licensee owns the media on which this SDK was originally fixed, but NCI and its licensors retain ownership of all copies of the programs comprising this SDK (collectively the "Programs"). Licensee (the original licensee of this SDK) may:

(a) use this SDK on a single computer by one user at a time. Use is limited to development of the Product or Products as defined in the Reseller Agreement which may only be performed at the site set forth herein or, if applicable, only at the location of Licensee's principal office as set forth in the Reseller Agreement. Furthermore, use is limited to development for a Product or Products which execute on a single target architecture, as set forth herein or, if applicable, the target architecture set forth in the Reseller Agreement. The number of authorized seats may be increased only upon approval of NCI and payment of additional license fees.
(b) make one copy of Tornado for NCI TV Navigator or Tornado for NCI TV Navigator Component Program licensed by Licensee or portions thereof except for the directory "bin", sub directory "h", and the files entitled "makefile" in directories "config/all" and "config/(target)". Such copy shall be in tangible object code form only for physical incorporation into a Product or Products as defined in the Reseller Agreement that Licensee develops using this SDK, provided that such copy includes a reproduction of any notices appearing in or on the programs included in this SDK. Such copy shall be used for development processes only and be accessed only as part of the Target Application and not on a stand alone or independent basis.
(c) make one copy of any licensed programs in tangible object code form for purposes of backup; provided that such copy includes a reproduction of any notices appearing in or on such program.

LICENSE RESTRICTIONS.

(a) Unauthorized copying of this SDK, the Programs or the written materials included in this package is expressly forbidden. Licensee may be held legally responsible for any copyright infringement which is caused or encouraged by Licensee's failure to abide by the terms of this agreement.

(b) Licensee may not market, distribute, or transfer copies of this SDK or the Program to others or electronically transfer this SDK or the Programs from one computer to another over a network.

(c) Licensee may not: (i) permit other individuals to use this SDK or the Programs; (ii) modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on this SDK or the Programs;
(iii) copy this SDK or the Programs (except as expressly provided herein);
(iv) rent, lease, grant a security interest in, or otherwise transfer rights to this SDK or the Programs; or (v) remove any proprietary notices or labels in or on this SDK or the Programs.

(d) Licensee understands that NCI and its licensors may update or revise this SDK and/or the Programs and in so doing incurs no obligation to furnish such updates to Licensee unless Licensee has purchased current support and maintenance services from NCI as described in the section below titled Technical Support.

(e) Use of this SDK and the Programs is subject to proper AND complete installation of the NCI TV Navigator System Components pursuant to the instructions and procedures provided to Licensee by NCI.

(f) Upon transfer of this SDK, any Program or any copy thereof, the licensed granted hereunder shall terminate immediately.


                                                                        Page: 39

(g) Unless otherwise agreed by the parties in writing, any and all development by Licensee of device drivers must be performed at NCI's premises.

To the extent European Economic Community ("EEC") law is applicable, the above restrictions on reverse engineering, decompiling, disassembling or reducing any machine-readable software or component to human-readable form is limited so that it prohibits such activity only to the maximum extent such activity may be prohibited without violating the EEC Directive on the legal protection of computer programs.

HARDWARE LOANS.

In the event that NCI has provided Licensee any hardware (including, without limitation, the NCI Reference Platform) for use with the SDK, Licensee shall return to NCI any such hardware immediately upon the earlier of (i) NCI's written request to Licensee or (ii) the date agreed upon by the parties in any separate written agreement for the return of such hardware. NCI shall retain all right, title and interest in and to such hardware at all times, including, without limitation, the period while such hardware is located at Licensee's facilities.

DISCLAIMER OF WARRANTY.

THIS SDK IS PROVIDED ON AN "AS IS" BASIS. NCI AND ITS LICENSORS EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS SDK AND ANY RESULTS CREATED USING THIS SDK IS BORNE BY LICENSEE. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THIS SDK AND RESULTS GENERATED THROUGH ITS USE HAVE INHERENT LIMITATIONS, AND LICENSEE MUST DETERMINE THAT THE SDK AND SUCH RESULTS SUFFICIENTLY MEET LICENSEE'S SECURITY REQUIREMENTS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY AND LICENSEE MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION.

TITLE.

Title, ownership rights, and intellectual property rights in this SDK and the Programs shall remain in NCI and/or its licensors. This SDK is protected by the copyright laws and treaties.

CONFIDENTIALITY.

NCI and its licensors consider this SDK and the Programs to contain valuable trade secrets of NCI and its licensors, the unauthorized disclosure of which could cause irreparable harm to NCI and/or its licensors. Licensee agrees to use reasonable efforts not to disclose the Programs to any third parties and not to use the Programs other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

TERMINATION.

This Agreement is effective until terminated, The Sections of this Agreement titled License Restrictions, Disclaimer of Warranty, Limitation of Liability, Title, Confidentiality and Miscellaneous shall survive any termination or expiration of this Agreement. This Agreement will terminate automatically upon Licensee's failure to comply with any of the limitations described herein or in the Reseller Agreement by and between NCI and Licensee.

Licensee hereby acknowledges that unless and until Licensee enters into a Reseller Agreement, Licensee shall use the SDK solely for its internal evaluation purposes.

On any termination or expiration of this Agreement, Licensee must, at NCI's option, return or destroy the SDK, any documentation provided by NCI and any copies thereof and shall return to NCI all hardware (including, without limitation, the NCI Reference Profile), if any, provided by NCI to Licensee for use with the SDK.

EXPORT CONTROLS.

None of this SDK or any underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using this SDK, Licensee is


                                                                        Page: 40
agreeing to the foregoing and Licensee is representing and warranting that Licensee is not located in, under the control of, or a national or resident of any such country or on any such list.

SUPPORT AND MAINTENANCE.

Upon mutual agreement of the parties and subject to NCI's standard support and maintenance terms and conditions (including payment of NCI's then-current support and maintenance fees), NCI shall provide to Licensee support and maintenance for the SDK licensed hereunder.

LIMITATION OF LIABILITY.

UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NCI OR ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT NCI RECEIVED FROM LICENSEE FOR A LICENSE TO THIS SDK, EVEN IF NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO LICENSEE. THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN LICENSEE AND NCI.

HIGH RISK ACTIVITIES.

The SDK and results created using the SDK are not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the SDK and results created using the SDK could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NCI and its licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS.

This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY LICENSEE IS EXPRESSLY MADE CONDITIONAL ON LICENSEE'S ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN LICENSEE'S PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the remaining provisions of this Agreement will not be affected or impaired in any way, This Agreement shall be governed by California law without regard to the conflict of laws provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. If any legal action or proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

U.S. GOVERNMENT RESTRICTED RIGHTS.

If this SDK is acquired by or on behalf of a unit or agency of the United States Government, this provision applies. If the Programs are acquired by or on behalf of a unit or agency of the United States Government, this provision applies. The Programs: (a) were developed at private expense, are existing computer software and no part of them were developed with government funds,
(b) are a trade secret of NCI or its licensors for all purposes of the Freedom of Information act, (c) are "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the Commercial Computer Software-Restricted Rights clause at 52.227-i9 and its successors, (d) in all respects are proprietary data belonging solely to NCI or its licensors, and (e)are unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD), the programs are licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulation 252,227-7013 (c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 or to NCI's standard commercial license,


                                                                        Page: 41
as applicable, Contractor/manufacturer is Network Computer, Inc., 1000 Bridge Parkway, Redwood Shores, CA 04065. If the Programs are acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from the Programs or the documentation as provided or from producing copies of manuals or media {except for backup purposes).


                                                                        Page: 42

                                    EXHIBIT I
                                  ISP ADDENDUM









                                                                        Page: 43

                       INTERNET SERVICE PROVIDER AGREEMENT

This ISP Agreement ("Agreement") is between Network Computer, Inc., a Delaware corporation, with its principal place of business at 1000 Bridge Parkway, Redwood Shores, California 94065 ("NCI") and ________________ a ___________corporation, with its principal place of business at 1000 Bridge Parkway, ________________ ("ISP"). The parties agree as follows:

1.       DEFINITIONS

1.1 "DERIVATIVE WORK(S)" shall mean a revision, modification, translation, abridgment, condensation, or expansion of NCI Products (as defined below) or any form in which NCI Products may be recast, transferred, or adapted, which, if prepared without the consent of NCI, would be a copyright infringement; (ii) any adaptation, subset, addition, improvement or combination of the NCI Products, which, if prepared without the consent of NCI, would be a patent infringement; and (iii) any new material, information or data derived from the NCI Products, including new material which may be protectable by copyright, patent or other proprietary rights, which, if prepared without the consent of NCI, would be trade secret misappropriation or infringement.

1.2 "INTERNET SERVICES" shall mean the Internet applications and services offered by or through ISP to Subscribers (as defined below), which applications and services utilize the NCI Server Software and which applications and/or services are described on Exhibit A.

1.3 "NC CARD" shall mean a card which may be distributed to Subscribers through which Subscribers are authorized to access the Internet Services. ISP shall control the look of the NC Cards provided to ISP provided that such look shall be subject to the review and approval of NCI consistent with the then-current NCI NC Card (Elements and Usages guidelines (which approval shall not be unreasonably withheld). ISP acknowledges that, once activated for a Subscriber, NC Cards may not be reused and/or reactivated for another Subscriber.

1.4 "NCI APPROVED NETWORK COMPUTER DEVICE" shall mean a network computer device distributed under a Network Computer Manufacturer's and/or ISP's label which is approved by NCI as conforming to the applicable NCI set-top box design standards and contains a validly licensed copy of the software identified as NCI Client Software on Exhibit A hereto.

1.5      "NCI CLIENT SOFTWARE" shall mean the NCI TV NavigatorTM software.

1.6 "NETWORK COMPUTER MANUFACTURERS" shall mean third parties authorized in advance by NCI who manufacture and distribute NCI Approved Network Computer Devices.

1.7 "NCI LOGOS" shall mean for any particular country, the trademarks and logos set forth on EXHIBIT A hereto and any other trademarks, service marks, logos or trade names adopted by NCI and supplied to ISP from time to time under this Agreement.

1.8 "NCI SOFTWARE" shall mean, collectively, the NCI server software (the "NCI Server Software") described on Exhibit A attached hereto, as may be amended by the parties from time to time; the user guides and manuals for use of the software provided to ISP hereunder ("Software Documentation"); and Updates provided to ISP hereunder. Unless expressly provided herein, references to the NCI Server Software shall not include the SDKs or Betas (as defined below).

1.9 "PROGRAM ERRORS" shall mean one or more reproducible deviations in the NCI Server Software, NCI Client Software Updates or SDKs from the applicable functional specifications set forth in the Software Documentation or SDK Documentation, as applicable.

1.10 "SDKS" shall mean, collectively, NCI Custom Connect Server software development kit, the NCI TV Navigator software development kit, the NCI TV Content development kit; the user guides and manuals for use of the SDKs provided to ISP hereunder ("SDK Documentation"); and Updates provided to ISP hereunder. Unless expressly provided herein, references to the SDKs shall not include the Betas (as defined below).

1.11 "SUBSCRIBER" shall mean each end user customer of ISP that validly acquires a Subscription to access the NCI Server Software using the NCI Client Software through the NC Card and/or through an NCI Approved Network Computer Device solely as part of the Internet Services. ISP shall only grant Subscriptions to Subscribers located in the Territory.

1.12 "SUBSCRIPTION" shall mean a nonexclusive, cancelable right granted by or through ISP to a Subscriber to access the NCI Server Software using the NCI Client Software through the NC Card and/or through an NCI Approved Network Computer Device solely as part of the Internet Services. All Subscriptions are non-transferable and are not permitted to be transferred from one Subscriber to another Subscriber.

1.13     "TERRITORY" shall mean _________________________.

1.14 "UPDATE" shall mean minor updates of the NCI Server Software, NCI Client Software, and/or SDKs which are made generally commercially available by NCI to its customers for no additional fee.

2.       LICENSE GRANT

2.1      LICENSES GRANTED TO ISP

         A. SDK LICENSES

         Subject to the terms and conditions of this Agreement and in consideration of the fees specified in Section _______NCI hereby grants to ISP a license to use _____ (___) NCI Custom Connect Server SDK developer seats, ______ (___) NCI TV Navigator SDK developer seats, and the NCI TV Content Development Kit for the following purposes in accordance with the terms and conditions set forth herein and in the applicable SDK license agreements (current versions of which are attached as Exhibit C hereto, and incorporated herein by reference) making HTML or JavaScript code modifications, such as making ISP-specific user interface look and feel modifications and creating code in order to integrate ISP's software or other applications with the NCI Software and the NCI Client Software Updates. To the extent that there are any conflicts between the principal terms of this Agreement and the SDK license agreements, the terms of this Agreement will prevail.

         B. DEPLOYMENT LICENSES

         Subject to the terms and conditions of this Agreement and in consideration of the fees specified in Section _________, NCI hereby grants to ISP a nonexclusive, nonassignable license in the Territory to (a) reproduce, install, and use the resulting server and client created by ISP using the NCI Custom Connect Server SDK, NCI TV Navigator SDK, the NCI TV Content Development Kit, (b) to grant Subscriptions to access the NCI Server Software to Subscribers in the Territory optionally through Smart Cards and as otherwise limited herein and (c) to reproduce, and distribute NCI Client Software Updates to Subscribers.

         ISP shall be responsible for copying and deploying the NCI Server Software and the NCI Client Software Updates as part of the Internet Services.

         C. SUBSCRIPTION AGREEMENTS

         ISP shall grant Subscriptions to Subscribers in the Territory with respect to the NCI Software solely through written and enforceable agreements between ISP and each Subscriber (e.g., written shrinkwrap or electronic wrapper agreements) as provided in this Section ("Subscription Agreements"). Upon NCI's request, ISP shall provide NCI with copies of ISP's standard Subscription Agreement. Every Subscription Agreement shall include, at a minimum, contractual provisions which:

         1. Prohibit title to the NCI Software from passing to the Subscriber or any other party;

         2. Disclaim, to the extent permitted by applicable law, NCI's liability for any damages, whether direct, indirect, incidental or consequential, arising from the use of the NCI Software;

         3. Prohibit the reverse engineering, disassembly or decompilation of the NCI Software by either the Subscriber or any other party; and

         4. Require the Subscriber, at the termination of the relevant agreement, to discontinue use of the NCI Software and either destroy the NCI Software or return the NCI Software to ISP.

         5. Contain the following disclaimer: This service/product is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communications systems, air traffic control, direct life support machines, or weapons systems, in which the failure of this product could lead directly to death, personal injury, or severe physical or environmental damage.

         ISP shall not grant access to the NCI Server Software through any process other than Subscription as described herein. D. ENFORCEMENT ISP shall use best efforts to protect NCI's proprietary rights and to enforce each Subscription Agreement. ISP shall notify NCI, in writing of any breach of a material obligation under Subscription Agreement affecting the NCI Software, NCI Client Software Updates or the Software Documentation. ISP will reasonably cooperate with NCI in any legal action to prevent or stop unauthorized use, reproduction or distribution of the NCI Software, SDKs, or the NCI Client Software Updates,

2.2      BETA LICENSE

         NCI may, at its discretion deliver ISP experimental versions of the NCI Software or SDKs in the form of beta or pre-release versions ("Betas") subject to the following terms:

                  (i) Subject to all restrictions set forth in this Agreement, NCI grants to ISP a limited, non-exclusive and non-transferable license to use the Betas solely at address set forth above and only for the purpose of evaluating and testing such Betas. Except as expressly set forth herein, the license granted to ISP in this Section 2.2

         ("Beta License") shall not be for any other purpose, and any other use by ISP shall constitute a material breach of this Agreement.

                  (ii) ISP will supply NCI with an evaluation report every month, with the first evaluation report due one (1) month after NCI delivers the applicable Beta (collectively, the "Evaluation Reports"). The Evaluation Reports shall set forth in reasonable detail the tests performed, the results of those tests, problems or deficiencies encountered in the testing process, suggested solutions to the problems and recommended action for modification of the Betas based on ISP's test results. The Evaluation Reports shall be delivered via electronic mail to the following email address: beta@nci.com or as otherwise agreed to by the parties.

                  (iii) ISP shall cease using and destroy all copies of any Betas provided hereunder upon the earlier of (a) NCI's delivery of the production version of such software; (b) NCI's written notice to ISP; and (c) termination of this Agreement.

                  (iv) Betas are considered confidential information of NCI.

2.3      LIMITATIONS ON USE

         A. ISP shall not use or duplicate the NCI Software, the SDKs or the Betas for any purpose other than as specified in this Agreement or make the NCI Software, the SDKs or the Betas available to unauthorized third parties. ISP shall not cause or permit the reverse engineering, disassembly, or decompilation of the NCI Software. ISP may copy the NCI Server Software, the SDKs and the Betas solely for archival or backup purposes.

3.       TERMINATION

3.1      EFFECT OF TERMINATION

         A. Upon expiration of this Agreement or termination by ISP of this Agreement in accordance with Section ____ regarding termination for breach, (i) all ISP's rights to market and grant Subscriptions to new Subscribers for the NCI Software shall cease, and (ii) provided ISP continues to pay to NCI the Technical Support Fees as set' forth in the Agreement, all licenses granted herein to ISP shall continue solely for the purposes of providing the Internet Services to Post Termination Subscribers for the duration of the term of such Post Termination Subscribers' Subscription Agreement. A "Post Termination Subscribe(' shall mean a Subscriber who, as of the effective date of such expiration or termination of this Agreement, has executed, and is not in breach of, a valid non-renewable Subscription Agreement. Thereafter, upon the termination of any Subscription Agreement, ISP shall require the applicable Subscriber to cease using the NCI Software and the NCI Client Software Updates. After all of the Subscription Agreements have terminated, all licenses granted herein shall terminate and ISP shall cease using the NCI Software, the NCI Client Software Updates, the SDKs, and the Betas and shall either destroy or return to NCI, at NCI's option, all copies in all forms of the NCI Software, the SDKs, and the Betas.

         B. Upon termination by NCI of this Agreement, in accordance with Section regarding termination for breach all licenses granted herein shall terminate and ISP's rights to fulfill, market and grant Subscriptions for the NCI Software (as set forth in this Agreement) and to reproduce and distribute the NCI Client Software Updates shall cease, and ISP shall cease using the NCI Software, the NCI Client Software Updates, the SDKs, and the Betas and shall require all Subscribers to cease using the NCI Software and the NCI Client Software Updates. ISP shall either destroy or return to NCI, at NCI's option, all copies in all forms of the NCI Software, the NCI Client Software Updates, the SDKs, and the Betas.

         C. The termination of this Agreement or any license shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall such termination relieve ISP's obligation to pay all fees that have accrued or that ISP has agreed to pay under this Agreement, any ordering document under this Agreement, or any Subscription Reports required

         The parties' rights and obligations under s 2.3, and Articles 3, 4, 5, 6, 7 excluding 7.3, and 8 shall survive termination of this Agreement.

4.       INDEMNIFICATION

         ISP will defend and indemnify NCI against: (a) all claims and damages to NCI arising from: any use by ISP and/or Subscribers of any product or service not provided by NCI but used in combination with the NCI Software and/or NCI Client Software Updates if such claim would have been avoided by the exclusive use of the NCI Software and/or the NCI Client Software Updates; and (b) all claims and damages to NCI caused by ISP's failure to include the required contractual terms set forth in the last paragraph of Section 2.2 hereof in each agreement; and (c) all claims and damages to NCI caused by a Subscriber's breach of any Of the applicable provisions required by the last paragraph of Section 2.1C hereof; provided that: (a) NCI notifies ISP in writing within thirty

         (30) days of the claim; (b) ISP has sole control of the defense and all related settlement negotiations; and (c) NCI provides ISP with the assistance, information and authority necessary to perform ISP's obligations under this Section. Reasonable out-of-pocket expenses incurred by NCI in providing such assistance will be reimbursed by ISP.

5.       WARRANTIES/REMEDIES

5.1      NCI'S SOFTWARE WARRANTY

         NCI warrants for a period of ninety (90) days from the Effective Date that the unmodified NCI Software, NCI Client Software Updates, NCI Custom Connect Server software development kit, and the NCI TV Navigator software development kit will perform the functions substantially as described in the applicable documentation when operated as described in the software documentation.

5.2      SERVICES WARRANTY

         NCI warrants that the services provided hereunder will be performed consistent with generally accepted industry standards. This warranty shall be valid for ninety (90) days from performance of the applicable services.

5.3      EXCLUSIVE REMEDIES

         For any breach of the warranties contained in Section 5, ISP's sole and exclusive remedy, and NCI's entire liability, shall be:

         A. FOR THE NCI'S SOFTWARE

         In NCI's discretion, either correction of Program Errors that cause breach of the warranty or a refund of the portion of the fees paid to NCI with respect to affected NCI Software, the NCI Client Software Updates, the NCI Custom Connect Server software development kit or the NCI TV Navigator software development kit.

         B. FOR SERVICES

         In NCI's discretion, either the reperformance of the services or a refund of the portion of the fees paid to NCI applicable to such services.

6.       DISCLAIMERS

         THE BETAS ARE PROVIDED "AS IS."

7.       INTELLECTUAL PROPERTY

7.1      GENERAL

         A. NCI shall retain all right, title and interest in and to the NCI Software, the SDK, Betas, NCI Client Software Updates (collectively, the "NCI Products"), NCI Logos and Derivative Works. ISP shall have no ownership interest in and, other than the license specified in this Agreement, shall acquire no rights in the NCI Products, NCI Logos or Derivative Works.

         In the event that ISP creates any Derivative Works, ISP shall, upon completion of any such Derivative Works, deliver to NCI a copy of such Derivative Works. ISP hereby assigns to NCI for no additional consideration all right, title and interest in and to the Derivative Works, including the right to any extensions and renewals thereof. If-so requested by NCI, ISP agrees to execute a written assignment of the Derivative Works to NCI and to execute any other documents necessary for NCI to establish, preserve or enforce its right in the Derivative Works. NCI shall not be obligated to pay ISP any royalties or sublicense fees for the transfer or assignment of any rights specified herein.

         B. ISP shall retain all right, title and interest in and to the ISP Logos and any modifications, adaptations or derivatives to the SDKs which are (i) either (a) solely. artwork modifications or (b) HTML or JavaScript code (not object) modifications specific to ISP's software and (ii) are carried out by ISP or by a third party on behalf of ISP ("ISP Application Modifications"). NCI shall have no ownership interest in and, other than the license specified in this Agreement, shall acquire no rights in the ISP Application Modifications or the ISP Logos.

7.2      COPYRIGHTS

         The NCI Software, NCI Client Software Updates, the SDKs, and the Betas are copyrighted by NCI or its licensor(s). ISP shall (i) retain all NCI copyright notices on the NCI Software, NCI Client Software Updates, the SDKs, and the Betas used by ISP under the licenses granted hereunder, and (ii) comply with all third party licensor restrictions, a current list of which is set forth on Exhibit D hereto. ISP shall include a reproduction of NCI's copyright notice on all copies of the NCI Software, NCI Client Software Updates, the SDKs, and the Betas deployed by ISP in whatever form.

         Such notices shall be prominently placed on the introductory splash screen for the Internet Services.

         Notwithstanding any copyright notice by ISP to the contrary, the copyright to the NCI Software included in any such Internet Services shall remain in NCI.

7.3      TRADEMARKS

         The NCI Logos belong to NCI; ISP will have no rights in such marks except as expressly set forth herein and as specified in writing from time to time. ISP shall use and is hereby granted a non-transferable, non-exclusive, non-assignable and restricted license during the term of this Agreement and in the Territory, to use the NCI Logos on all uses and/or copies of the NCI Software NCI Client Software Updates, and Software Documentation made in accordance with this Agreement and on all marketing and promotional materials referencing the NCI Software or Internet Services, subject to NCI's prior written approval in each instance. ISP's use of the NCI Logos shall be in accordance with (i) NCI's signature guidelines in effect at the time as updated from time to time by NCI and (ii) NCI's branding requirements in effect at the time as updated from time to time by NCI, a current version of which is set forth in Exhibit B attached hereto. ISP agrees not to use the NCI Logos or any other mark likely to cause confusion with the NCI trademarks as any portion of ISP's tradename, trademark for the NCI Software, or trademark for any other products of ISP. All such usage shall inure to NCI's benefit. ISP agrees not to register any NCI Logos without NCI's express prior written consent. ISP shall not contest NCI's ownership of, or rights in, the NCI Logos. From time to time, at NCI's request, ISP shall supply a reasonable number of samples of the NCI Software, Software Documentation, and all other materials bearing any of the NCI Logos so that NCI may conduct quality control reviews to ensure that usage of the NCI Logos complies with the terms of this Section. In the event that NCI notifies ISP that ISP has failed to comply as set forth herein, ISP shall suspend distribution and use of the NCI Software until ISP has satisfied NCI that the foregoing requirements have been met. ISP agrees with respect to each registered trademark of NCI, to include in each advertisement, brochure, or other such use of the trademark, the trademark symbol "circle R" and the following statement: ______is a registered trademark of Network Computer, Inc., Redwood Shores, California Unless otherwise notified in writing by NCI, ISP agrees with respect to the NCI Logos to include in each advertisement, brochure, or other such use of the trademark, the symbol "TM" and the following statement: ___ (NCI Logo/trademark) __ is a trademark of Network Computer, Inc., Redwood Shores, California ISP shall not market the NCI Software in any way which implies that the NCI Software is the proprietary product of ISP or of any party other than NCI. NCI shall not have any liability to ISP for any claims made by third parties relating to ISP's use of the NCI Logos.

8.       GENERAL TERMS

8.1      GOVERNING LAW

         This Agreement, and all matters arising out of or relating to this Agreement, shall be governed by the substantive and procedural laws of the State of California without regard to the conflicts of laws provisions thereof and shall be deemed to be executed in Redwood Shores, California. The parties agree that any legal action or proceeding relating to this Agreement shall be instituted in any state or federal court in San Francisco or San Mateo County, California. NCI and ISP agree to submit to the jurisdiction of, and agree that venue is proper in, these courts in any such legal action or proceeding.

8.2      EXPORT

         ISP agrees to comply fully with all relevant export laws and regulations of the U.S. and any other applicable jurisdiction, as promulgated from time to time ("Export Laws") to assure that the NCI Software, the SDKs, the Betas, and any direct product thereof, are not
         (a) exported, directly or indirectly, in violation of Export Laws; and
         (b) intended to be used for any purposes prohibited by the Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

The effective date of this Agreement shall be                             , 1998
                                              ----------------------------
(the "Effective Date").


Executed by ISP:                                                 Executed by NCI:

Authorized Signature:                                            Authorized Signature:
                     ------------------------------------                             ------------------------------------
Name:                                                            Name:
     ----------------------------------------------------             ----------------------------------------------------

Title:                                                           Title:
      ---------------------------------------------------              ---------------------------------------------------



                                    EXHIBIT A

NCI SERVER SOFTWARE:

NCI CUSTOM CONNECT SERVER -TM- software, Version
                                                 --------------
         Designated System: Sun Solaris
                            -----------

SDKS:
         NCI CUSTOM CONNECT SERVER -TM- SDK Version
                                                    --------------

         Designated System: Sun Solaris
                            -----------
         Development Seats -
                             ----------
         NCI TV Navigator SDK, Version
                                                 --------------

         Designated System: Windows NT
         Development Seats -
                             ----------

         NCI TV Content Development Kit
         Designated System: Windows NT
                            ----------






INTERNET SERVICES

Internet Services shall' refer to those Internet, and ISP's services (utilizing the NCI Server Software) and content accessible by Subscribers. ISP hereby represents and warrants that the Internet Services (and related customer support) provided to Subscribers by ISP shall be of equal or greater quality, availability, and responsiveness as all other similar services provided by or on behalf of ISP (and in no case less than the comparable industry standards) and
(ii) shall be consistent with NCI's reasonable criteria as determined by periodic quality evaluations performed from time to time by or on behalf of NCI.

NCI LOGO
NCI-TM-
nic design logo
NCI Custom Connect Server-TM-
NCI TV Navigator-TM-

                                    EXHIBIT B

                            NCI BRANDING REQUIREMENTS

1. On ISP's default root page, default personalized root page, and bookmark lists, the NCI nic design logo or other NCI Logo designated by NCI as a selectable icon shall be placed in a prominent location and shall be visible at all times without further navigation and, if the background is dynamic, must be visible for at least 30 seconds each visit or until the user leaves the page. A prominent location is defined as not requiring the user to scroll or otherwise navigate in order to see the logo on entrance to the root page.

2. The content provided through the NCI selectable icon or NCI Content Portals (TV Bar) shall not be blocked or restricted in any fashion except by user-elected restrictions (e.g. parental control filters).

3. On all NC Cards distributed by ISP targeting an NCI Approved Network Computer Device, the NC Card will display the NCI nic design logo or other NCI Logo designated by NCI on the top side of the card in accordance with the then-current NCI signature guidelines.

4. On all major marketing and communication materials presented by ISP that specifically target NCI Approved Network Computer Device ISP will include the NCI nic design logo or other NCI Logo designated by NCI in a prominent location in accordance with the then-current NCI signature guidelines.

5. Whenever a navigational or application toolbar is displayed in conjunction with a NCI application, the NCI Logo shall be present on such toolbar. The NCI Logo that is displayed will be presented in a form that is in accordance with the NCI signature guidelines.

                                     EXHIBIT C

                                   SDK LICENSES

                   NCI TV NAVIGATOR-TM- CONTENT DEVELOPMENT KIT
                                 LICENSE AGREEMENT

The following terms shall apply to any NCI NAVIGATOR CONTENT DEVELOPMENT KITs licensed to ISP (referred to as "You") hereunder.

REDISTRIBUTION OF THIS CONTENT DEVELOPMENT KIT ("CDK") OR ANY DOCUMENTATION PROVIDED TO YOU BY NETWORK COMPUTER, INC. ("NCI") IS STRICTLY PROHIBITED.

THE MEDIA CONTAINED IN THIS PACKAGE INCLUDE A NUMBER OF SEPARATE PROGRAMS. YOU ARE PERMITTED TO USE ONLY THOSE PROGRAMS FOR WHICH YOU HAVE PAID THE APPLICABLE LICENSE FEE TO NCI. FURTHERMORE, YOUR USE OF THIS CDK IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH BELOW.

LICENSE.

This CDK is licensed, not sold, to You for use only under the terms of this Agreement, and NCI and its licensors reserve all rights not expressly granted to You. You own the media on which this CDK was originally fixed, but NCI and its licensors retain ownership of all copies of the programs and content comprising this CDK (collectively the "Programs"). You (the original licensee of this CDK) may:

(a) use this CDK on a single computer by one user at a time in accordance with the accompanying documentation.

(b) make one copy of the Programs as provided to You for purposes of backup; provided that such copy includes a reproduction of any notices appearing in or on such Programs.

LICENSE RESTRICTIONS.


(a) Unauthorized copying of this CDK, the Programs or the written materials included in this package is expressly forbidden. You may be held legally responsible for any copyright infringement which is caused or encouraged by Your failure to abide by the terms of this agreement.

(b) You may not market, distribute, or transfer copies of this CDK or the Program to others or electronically transfer this CDK or the Programs from one computer to another over a network.

(c) You may not: (i) permit other individuals to use this CDK or the Programs; (ii) modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on this CDK or the Programs;
(iii) copy this CDK or the Programs (except as expressly provided herein);
(iv) rent, lease, grant a security interest in, or otherwise transfer rights to this CDK or the Programs; or (v) remove any proprietary notices or labels in or on this CDK or the Programs.

(d) You understand that NCI and its licensors may update or revise this CDK and/or the Programs and in so doing incurs no obligation to furnish such updates to You unless You have purchased current support and maintenance services from NCI as described in the section below titled Technical Support.

(e) Upon transfer of this CDK, any Program or any copy thereof, the licensed granted hereunder shall terminate immediately.

(f) You shall use this CDK solely for Your internal purposes.

To the extent European Economic Community ("EEC") law is applicable, the above restrictions on reverse engineering, decompiling, disassembling or reducing any machine, readable software or component to human-readable form is limited so that it prohibits such activity only to the maximum extent such activity may be prohibited without violating the EEC Directive on the legal protection of computer programs.

HARDWARE LOANS.

In the event that NCI has provided You any hardware (including, without limitation, the NCI Reference Platform) for use with the CDK, You shall return to NCI any such hardware immediately upon the earlier of (i) NCI's written request to You or (ii) the date agreed upon by the parties in any separate written agreement for the return of such hardware. NCI shall retain all right, title and interest in and to such hardware at all times, including, without limitation, the period while Such hardware is located at Your facilities.

DISCLAIMER OF WARRANTY.

THIS CDK IS PROVIDED ON AN "AS IS" BASIS. NCI AND ITS LICENSORS EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS CDK AND ANY RESULTS CREATED USING THIS CDK IS BORNE BY YOU. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THIS CDK AND RESULTS GENERATED THROUGH ITS USE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE CDK AND SUCH RESULTS SUFFICIENTLY MEET YOUR SECURITY REQUIREMENTS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY AND YOU MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION.

TITLE.

Title, ownership rights, and intellectual property rights in this CDK and the Programs shall remain in NCI and/or its licensors. This CDK is protected by the copyright laws and treaties.

CONFIDENTIALITY.

NCI and its licensors consider this CDK and the Programs to contain valuable trade secrets of NCI and its licensors, the unauthorized disclosure of which could cause irreparable harm to NCI and/or its licensors. You agree to use reasonable efforts not to disclose the Programs to any third parties and not to use the Programs other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

TERMINATION.

This Agreement is effective until terminated. The Sections of this Agreement titled License Restrictions, Disclaimer of Warranty, Limitation of Liability, Title, Confidentiality and Miscellaneous shall survive any termination or expiration of this Agreement. This Agreement will terminate automatically upon Your failure to comply with any of the limitations described herein. Upon any termination or expiration of this Agreement, You must, at NCI's option, return or destroy the CDK, any documentation provided by NCI and any copies thereof and shall return to NCI all hardware (including, without limitation, the NCI Reference Profile), if any, provided by NCI to You for use with the CDK, if any.

EXPORT CONTROLS.

None of this CDK or any underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using this CDK, You are agreeing to the foregoing and You are representing and warranting that You are not located in, under the control of, or a national or resident of any such country or on any such list.

SUPPORT AND MAINTENANCE.

Upon mutual agreement of the parties and subject to NCI's standard support and maintenance terms and conditions (including payment of NCI's then-current support and maintenance fees), NCI shall provide to You support and maintenance for the CDK licensed hereunder.

LIMITATION OF LIABILITY.

UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NCI OR ITS LICENSORS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT NCI RECEIVED FROM YOU FOR A LICENSE TO THIS CDK, EVEN IF NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO You. THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN YOU AND NCI.

HIGH RISK ACTIVITIES.

The CDK and results created using the CDK are not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail, safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the CDK and results created using the CDK could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NCI and its licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS.

This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties, THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY YOU IS EXPRESSLY MADE CONDITIONAL ON YOUR ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN YOUR PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the remaining provisions of this Agreement will not be affected or impaired in any way. This Agreement shall be governed by California law without regard to the conflict of laws provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. If any legal action or proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

U.S. GOVERNMENT RESTRICTED RIGHTS.

If this CDK is acquired by or on behalf of a unit or agency of the United States Government, this provision applies, if the Programs are acquired by or on behalf of a unit or agency of the United States Government, this provision applies. The Programs: (a) were developed at private expense, are existing computer software and no part of them were developed with government funds,
(b) are a trade secret of NCI or its licensors for all purposes of the Freedom of Information act, (c) are "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the Commercial Computer Software-Restricted Rights clause at 52.227-19 and its successors, (d) in all respects are proprietary data belonging solely to NCI or its licensors, (c) are unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD), the programs are licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulation 252.227-7013 (c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 or to NCI's standard commercial license, as applicable. Contractor/manufacturer is Network Computer, Inc., 1000 Bridge Parkway, Redwood Shores, CA 94065. If this CDK or the Programs are acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from this CDK, the Programs and any documentation provided (except for backup purposes).

Should You have any questions concerning this Agreement, or if You wish to contact NCI for any reason, please write: Network Computer, Inc., Attention:
Customer Service, 1000 Bridge Parkway, Redwood Shores, CA 94065.

                 NCI TV NAVIGATOR-TM- SDK LICENSE AGREEMENT

The following terms shall apply to any NCI NAVIGATOR SOFTWARE DEVELOPMENT TOOLKITs licensed to ISP (referred to as "Licensee") hereunder.

REDISTRIBUTION OF THIS SOFTWARE DEVELOPMENT TOOLKIT ("SDK") OR ANY DOCUMENTATION PROVIDED TO LICENSEE BY NCI IS STRICTLY PROHIBITED.
REDISTRIBUTION OF ANY RESULTS CREATED USING THIS SDK ARE PROHIBITED UNLESS SUCH RIGHT HAS BEEN GRANTED PURSUANT TO A WRITTEN LICENSE AGREEMENT EXECUTED BY NCI AND LICENSEE (THE "RESELLER AGREEMENT") AND THEN ONLY AS LICENSED THEREBY.

THE MEDIA CONTAINED IN THIS PACKAGE INCLUDE A NUMBER OF SEPARATE PROGRAMS, INCLUDING THE TORNADO FOR NCI TV NAVIGATOR, ADD-ON COMPONENTS AND TOOL PROGRAMS FOR USE WITH TORNADO FOR NCI TV NAVIGATOR, AND THE NCI TV NAVIGATOR SYSTEM COMPONENTS. LICENSEE IS PERMITTED TO USE ONLY THOSE PROGRAMS FOR WHICH LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED A PASSKEY FROM NCI ALLOWING LICENSEE ACCESS TO THE PROGRAM. LICENSEE HAS NOT LICENSED A PROGRAM UNTIL LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED THE PASS KEY. FURTHERMORE, LICENSEE'S USE OF THIS SDK IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH BELOW.

LICENSE.

This SDK is licensed, not sold, to Licensee for use only under the terms of this agreement, and NCI and its licensors reserve all rights not expressly granted to Licensee. Licensee owns the media on which this SDK was originally fixed, but NCI and its licensors retain ownership of all copies of the programs comprising this SDK (collectively the "Programs"). Licensee (the original licensee of this SDK) may:

(a) use this SDK on a single computer by one user at a time. Use is limited to development of the Product or Products as defined in the Reseller Agreement which may only be performed at the site set forth herein or, if applicable, only at the location of Licensee's principal office as set forth in the Reseller Agreement. Furthermore, use is limited to development for a Product or Products which execute on a single target architecture, as set forth herein or, if applicable, the target architecture set forth in the Reseller Agreement. The number of authorized seats may be increased only upon approval of NCI and payment of additional license fees.

(b) make one copy of Tornado for NCI TV Navigator or Tornado for NCI TV Navigator Component Program licensed by Licensee or portions thereof except for the directory "bin", sub directory "h", and the files entitled "make file" in directories "config/all" and "config/(target)". Such copy shall be in tangible object code form only for physical incorporation into a Product or Products as defined in the Reseller Agreement that Licensee develops using this SDK, provided that such copy includes a reproduction of any notices appearing in or on the programs included in this SDK. Such copy shall be used for development processes only and be accessed only as part of the Target Application and not on a stand alone or independent basis.

(c) make one copy of any licensed programs in tangible object code form for purposes of backup; provided that such copy includes a reproduction of any notices appearing in or on such program.

LICENSE RESTRICTIONS.

(a) Unauthorized copying of this SDK, the Programs or the written materials included in this package is expressly forbidden. Licensee may be held legally responsible for any copyright infringement which is caused or encouraged by Licensee's failure to abide by the terms of this agreement.

(b) Licensee may not market, distribute, or transfer copies of this SDK or the Program to others or electronically transfer this SDK or the Programs from one computer to another over a network.

(c) Licensee may not: (i) permit other individuals to use this SDK or the Programs; (ii) modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on this SDK or the Programs;
(iii) copy this SDK or the Programs (except as expressly provided herein);
(iv) rent, lease, grant a security interest in, or otherwise transfer rights to this SDK or the Programs; or (v) remove any proprietary notices or labels in or on this SDK or the Programs.

(d) Licensee understands that NCI and its licensors may update or revise this SDK and/or the Programs and in so doing incurs no obligation to furnish such updates to Licensee unless Licensee has purchased current support and maintenance services from NCI as described in the section below titled Technical Support.

(e) Use of this SDK and the Programs is subject to proper AND complete installation of the NCI TV Navigator System Components pursuant to the instructions and procedures provided to Licensee by NCI.

(f) Upon transfer of this SDK, any Program or any copy thereof, the licensed granted hereunder shall terminate immediately.

(g) Unless otherwise agreed by the parties in writing, any and all development by Licensee of device drivers must be performed at NCI's premises.

To the extent European Economic Community ("EEC") law is applicable, the above restrictions on reverse engineering, decompiling, disassembling or reducing any machine-readable software or component to human-readable form is limited so that it prohibits such activity only to the maximum extent such activity may be prohibited without violating the EEC Directive on the legal protection of computer programs.

HARDWARE LOANS.

In the event that NCI has provided Licensee any hardware (including, without limitation, the NCI Reference Platform) for use with the SDK, Licensee shall return to NCI any such hardware immediately upon the earlier of (i) NCI's written request to Licensee or (ii) the date agreed upon by the parties in any separate written agreement for the return of such hardware. NCI shall retain all right, title and interest in and to such hardware at all times, including, without limitation, the period while such hardware is located at Licensee's facilities.

DISCLAIMER OF WARRANTY.

THIS SDK IS PROVIDED ON AN "AS IS" BASIS. NCI AND ITS LICENSORS EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS SDK AND ANY RESULTS CREATED USING THIS SDK IS BORNE BY LICENSEE. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THIS SDK AND RESULTS GENERATED THROUGH ITS USE HAVE INHERENT LIMITATIONS, AND LICENSEE MUST DETERMINE THAT THE SDK AND SUCH RESULTS SUFFICIENTLY MEET LICENSEE'S SECURITY REQUIREMENTS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY AND LICENSEE MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION.

TITLE.

Title, ownership rights, and intellectual property rights in this SDK and the Programs shall remain in NCI and/or its licensors. This SDK is protected by the copyright laws and treaties.

CONFIDENTIALITY.

NCI and its licensors consider this SDK and the Programs to contain valuable trade secrets of NCI and its licensors, the unauthorized disclosure of which could cause irreparable harm to NCI and/or its licensors. Licensee agrees to use reasonable efforts not to disclose the Programs to any third parties and not to use the Programs other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

TERMINATION.

This Agreement is effective until terminated. The Sections of this Agreement titled License Restrictions, Disclaimer of Warranty, Limitation of Liability, Title, Confidentiality and Miscellaneous shall survive any termination or expiration of this Agreement. This Agreement will terminate automatically upon Licensee's failure to comply with any of the limitations described herein or in the Reseller Agreement by and between NCI and Licensee.

Licensee hereby acknowledges that unless and until Licensee enters into a Reseller Agreement, Licensee shall use the SDK solely for its internal evaluation purposes.

On any termination or expiration of this Agreement, Licensee must, at NCI's option, return or destroy the SDK, any documentation provided by NCI and any copies thereof and shall return to NCI all hardware (including, without limitation, the NCI Reference Profile), if any, provided by NCI to Licensee for use with the SDK.

EXPORT CONTROLS.

None of this SDK or any underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using this SDK, Licensee is agreeing to the foregoing and Licensee is representing and warranting that Licensee is not located in, under the control of, or a national or resident of any such country or on any such list.

SUPPORT AND MAINTENANCE.

Upon mutual agreement of the parties and subject to NCI's standard support and maintenance terms and conditions (including payment of NCI's then-current support and maintenance fees), NCI shall provide to Licensee support and maintenance for the SDK licensed hereunder.

LIMITATION OF LIABILITY.

UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NCI OR ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT NCI RECEIVED FROM LICENSEE FOR A LICENSE TO THIS SDK, EVEN IF NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR: ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO LICENSEE. THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN LICENSEE AND NCI.

HIGH RISK ACTIVITIES.

The SDK and results created using the SDK are not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the SDK and results created using the SDK could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NCI and its licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS,

This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties, THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY LICENSEE IS EXPRESSLY MADE CONDITIONAL ON LICENSEE'S ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN LICENSEE'S PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the remaining provisions of this Agreement will not be affected or impaired in any way. This Agreement shall be governed by California law without regard to the conflict of laws provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. If any legal action or proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

U.S. GOVERNMENT RESTRICTED RIGHTS.

If this SDK is acquired by or on behalf of a unit or agency of the United States Government, this provision applies. If the Programs are acquired by or on behalf of a unit or agency of the United States Government, this provision applies. The Programs: (a) were developed at private expense, are existing computer software and no part of them were developed with government funds,
(b) are a trade secret of NCI or its licensors for all purposes of the Freedom of Information act, (c) are "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the Commercial Computer Software-Restricted Rights clause at 52.227-19 and its successors, (d) in all respects are proprietary data belonging solely to NCI or its licensors, and (e)are unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD), the programs are licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulation 252.227-7013 (c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 or to NCI's standard commercial license, as applicable. Contractor/manufacturer is Network Computer, Inc., 1000 Bridge Parkway, Redwood Shores, CA 94065. If the Programs are acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from the Programs or the documentation as provided or from producing copies of manuals or media (except for backup purposes).

                                    EXHIBIT D

                            THIRD PARTY RESTRICTIONS

The following third party restrictions apply to Internet Services to the extent that they incorporate any of the third party software listed below. Any capitalized terms that are not defined herein have the same definition as in the Agreement.

1. REGARDING BITSTREAM SOFTWARE--In the event that the Internet Services include Bitstream software sublicensed from NCI, you must comply with the following restrictions and obligations: 1.1. Licensee must reproduce each Bitstream copyright, trademark and/or patent notice, as applicable in its entirety, in the same location as it appears, in electronic or printed form, on the NCI Software or SDK(s) as delivered to Licensee.

2. REGARDING RSA SOFTWARE--In the event that the Internet Services includes RSA software sublicensed from NCI, you must comply with the following restrictions and obligations:

     2.1. Licensee should include within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Internet Services, the RSA "Licensee Seal" from the form attached hereto as Appendix "A" along with a statement that the Internet Services contains the RSA Software, Licensee agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within the software or documentation provided by NCI.

     2.2 Licensee must in all proposals and agreements with the United States government identify and license the Internet Services, including any RSA object Code, as follows: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of NCI's or Licensee's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations, or (ii) for acquisition by or on behalf of units of the Department of Defense, as necessary to obtain protection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(1) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with the terms of NCI's or Licensee's customary license, as specified in 48 C.F.R. 227.7202.1 of DFARS and its successor regulations.

     2.3. In the event that Licensee includes an "About Box" or similar reference in the Internet Services, Licensee agrees to insert and maintain in the "About Box" (1) the RSA "Licensee Seal" indicated in Appendix "A", and (2) a hypertext link to RSA's homepage at an RSA-designated URL (currently www.rsa.com), which logo and pointer shall appear on the first page of such "About Box" and in no less prominent location and size than any other third party logo included therein.

     2.4. Licensee further agrees to include in any Security Advisory made available to third parties, whether in printed or electronic format, the RSA "Licensee Seal" indicated in Exhibit "A" and a brief description of the RSA software sublicensed hereunder and its relevant applicability to the subject matter of the Security Advisory. For the purposes of the Agreement, "Security Advisory" means any tutorial, FAQ or similar manual or instructional documentation describing data security used by or available in the Internet Services.

3. REGARDING HEADSPACE SOFTWARE--In the event that the Internet Services include Headspace MIDI software or music content sublicensed from NCI, you must comply with the following restrictions and obligations:

     3.1. In the event that the Internet Services includes an "About Box" or similar reference, Licensee must include references to Headspace, Inc. and the RMF logo, as well as a link to the Headspace, Inc. web site, in the area designated by Licensee for such "About Box". The RMF logo is included as Appendix "B", attached hereto, and incorporated herein by this reference.

4. REGARDING PROGRESSIVE NETWORKS SOFTWARE--In the event that the Internet Services includes Progressive Networks software sublicensed from NCI, you must comply with the following restrictions and obligations:

     4.1. Licensee must use Progressive Networks' (PN) marks in accordance with PN's usage policies attached hereto as Appendix "C" and incorporated herein by this reference. Such marks may be used solely in Connection with Licensee's advertising, marketing and distribution of the Internet Services incorporating PN's software.

     4.2. To the extent the Internet Services includes an implementation of an "About Box" or similar reference, Licensee must include a reference to "Progressive Networks" and "RealNetworks" as follows: "The RealNetworks Player is included under license from Progressive Networks, Inc. Copyright 1995-1997, Progressive Networks, Inc. RealNetworks and the RealNetworks logo are registered trademarks of Progressive Networks, Inc. All rights reserved,"

     4.3. Licensee acknowledges that use, duplication or disclosure of the PN software by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph
           (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227- 7013, or in similar clauses in the NASA FAR supplement. Contractor/manufacturer is Progressive Networks, Inc.; 1111 Third Avenue; Suite 500; Seattle, Washington, 98101.

5. REGARDING JAVA SOFTWARE--In the event that the Internet Services include Java Software from Sun Microsystems, Inc. ("Sun") or Javasoft, you must comply with the following restrictions and obligations:

     5.1. The Internet Services containing Java software that you distribute shall include in the documentation, or in other terms and conditions of sale, notices substantially similar to those contained on and in the NCI Software, SDKs and related

                            APPENDIX "A" TO EXHIBIT D

                             RSA SEAL AND TRADEMARKS


RSA Licensee Seal:              [Logo]








You are also permitted to use the following RSA trademarks, as applicable, in ads, product packaging, documentation or collateral materials, provided that you use the correct trademark designator, depicted below, and identify RSA as the owner of the mark.


  RC2-Registered Trademark- Symmetric Block Cipher, RC4-Registered Trademark-
                          Symmetric Stream Cipher
                       RC5-TM- Symmetric Block Cipher
                            BSAFE-TM-, TIPEM-TM-
                       RSA Public Key Cryptosystem-TM-
                      MD-TM-, MD2-TM-, MD4-TM-, MD5-TM-


RSA has reserved the right to update this Appendix "A" from time to time upon reasonable notice to you.

                            APPENDIX "B" TO EXHIBIT D

                                    RMF LOGO

                                     [Logo]

                            APPENDIX "C" TO EXHIBIT D

                   PROGRESSIVE NETWORKS TRADEMARK USAGE POLICY

         REALNETWORKS-Registered Trademark- (text form)
         PN-Register Trademark- (text form)
         PROGRESSIVE NETWORKS-Registered Trademark- (text form)
         REALMEDIA-TM- (text form)
         REALVIDEO-TM- (text form)
         REALPLAYER-TM- (text form)
         WEBACTIVE -Registered Trademark- (text from)

1. When using a Progressive Networks' trademark ("PN Mark"), use the registered trademark symbol -Registered Trademark- or the -TM- symbol, as indicated in the above example, on the most prominent (or if none is prominent, the first) appearance of a PN Mark. For any PN Mark that is not registered, the -TM- symbol should be used in place of the registered trademark symbol -Registered Trademark-. Once marked, it is not normally necessary to mark subsequent appearances of the trademark in the piece. Every appearance of PN Logos in stylized form should always appear with the appropriate -Registered Trademark- or -TM-symbol, and may be used only under license with PN - unauthorized use is strictly prohibited. Shown above are a list of current PN Marks that reflects the registration status of the PN Marks. This list will be updated . from time to time.

2. When using a PN Mark, never vary the spelling, add or delete hyphens, make one word two, or use a possessive or plural form of the PN Mark. PN word marks must always be used as adjectives followed by a generic term (such as "software" or "system"), and never as nouns or verbs.

3. Progressive Networks is the owner of all right, title, and interest in the PN Marks and Licensee agrees that it will not challenge the validity of Progressive Networks' ownership of the PN Marks. Licensees shall not reproduce or use (or authorize the reproduction or use of) the PN Marks in any manner other than expressly authorized by Progressive Networks.

4. Progressive Networks may from time to time modify the PN Marks. Progressive Networks will use commercially reasonable efforts to give licensees advance notice of such modifications.

5. In order to assure compliance, you will, upon request from Progressive Networks, provide samples of any marketing and advertising materials that include the PN Marks.

6. In any place where they appear together, the PN Marks and any associated text must be at least as large as the trademark and text of another vendor.


                 IMPORTANT INFORMATION ABOUT USING THE TEXT FORM of the Word RealNetworks -Registered Trademark-

1. When using the word RealNetworks, use the registered trademark symbol -Registered Trademark-symbol, as indicated in the above example, on the most prominent (or if none is prominent, the first) appearance of its use on a page. For any PN Mark that is not registered, the -TM- symbol should be used in place of the registered trademark symbol -Registered Trademark-. Once marked with the -Registered Trademark- symbol, it is not normally necessary to mark subsequent appearances of the trademark in the piece.

2. When using the word RealNetworks, never vary the spelling, add or delete hyphens, make one word two, or use a possessive or plural form of the word. RealNetworks must always be used as an adjective followed by a generic term'(such as "software" or "system"), and never as a noun or verb.

[LOGO]                                                   NETWORK COMPUTER, INC.
-------------------------------------------------------------------------------

                       NCI-TM- RESELLER PRICE LIST
                 VALID SEPTEMBER 1ST TO NOVEMBER 30, 1998
                  NCI-TM- CUSTOM CONNECT-TM- SERVER SUITE

CUSTOM CONNECT SERVER SUITE DEVELOPMENT LICENSES
-------------------------------------------------------------------------------

The Custom Connect development license is sold to service providers who are developing and installing a Custom Connect system to service NCI clients. The license entitles the service provider to develop, customize and install the Custom Connect components and test those components against a defined number of client devices in a development environment only. By purchasing the license, the service provider agrees to the following:

     1) License is a distribute and use license only

     2) Service provider will distribute client software updates online as required by the OEM

     3) Service provider will only update client boxes with NCI-supplied client software appropriate to the OEM


PART #          DESCRIPTION                                                                                        PRICE
------          -----------                                                                                        -----
N105 I0         Custom Connect Server Suite for Windows NT                                                      $215,000
N10530          Custom Connect Server Suite for Solaris UNIX                                                    $215,000

N10540          Custom Connect Server Developer License                                                          $35,000
                Allows the customer to install and use the SDK tools for Custom Connect

N10550          Custom Connect Server Replication Fee - per server                                               $30,000
                Allows the customer to deploy on multiple server systems for scaling and redundancy



CUSTOM CONNECT SERVER DEPLOYMENT LICENSES
-------------------------------------------------------------------------------

The deployment license is sold to ISPs who are providing service to the NCI software. Software for client software updates will be provided through NCI. By purchasing the license, the ISP must agree to the following:

     1) License is a distribute and use license only

     2) ISP will distribute client software updates online as needed by the OEM

     3) ISP will only update client boxes with the appropriate OEM client software

CUSTOM CONNECT SERVER DEPLOYMENT LICENSE FEES--MONTHLY PAYMENT

The monthly payment includes all support, maintenance and upgrades (specified) for the CCS and TV Navigator software.

                                                                            PRICE PER SUB PER MONTH
                                                                           --------------------------
   PART #       DESCRIPTION                                                W/MINORS          W/MAJORS
   ------       -----------                                                --------          --------
N10651          0 to 50K license fee per active client                      $3.00             $3.30
N10652          50,001 to 100K license fee per active client                $2.60             $2.85
N10653          100,001 to 250K license fee per active client               $2.25             $2.50
N10654          250,001 to 500K license fee per active client               $2.00             $2.20
N10655          500,001 to IM license fee per active client                 $1.75             $1.95
N10656          1M+ license fee per active client                           $1.40             $1.55



CUSTOM CONNECT SERVER DEPLOYMENT LICENSE FEES--ONE-TIME PAYMENT

The one-time payment does not include support, maintenance or upgrades that are purchased through an NCI Support program listed at the end of this price list.


   PART #       DESCRIPTION                                                        PRICE
   ------       -----------                                                        -----
N10751          0 to 50K license fee per activated client                         $48.00
N10752          50,001 to 100K license fee per activated client                   $41.00
N10753          100,001 to 250K license fee per activated client                  $35.00
N10754          250,001 to 500K license fee per activated client                  $31.00
N10755          500,001 to 1M license fee per activated client                    $27.00
N10756          IM+ license fee per activated client                              $23.00


[LOGO]                                                   NETWORK COMPUTER, INC.
-------------------------------------------------------------------------------

CUSTOM CONNECT SERVER DEPLOYMENT LICENSE FEES--MULTI-USER, ONE-TIME PAYMENT

Multi-user is defined as more than six users per device (i.e.--kiosk, office setting, hotel). The multi-user, one-time payment does not include support, maintenance or upgrades that are purchased through an NCI Support program listed at the end of this price list.


PART #          DESCRIPTION                                                             PRICE
------          -----------                                                             -----
N10851          0 to 250 license fee per activated client                              $100.00
N10852          251 to 1K license fee per activated client                              $80.00
N10853          1,001 to 2,500 license fee per activated client                         $70.00
N10854          2,501 to 5,000 license fee per activated client                         $62.00
N10855          5,001 to 10,000 license fee per activated client                        $56.00
N10856          10,001 + license fee per activated client                               $50.00


[LOGO]                                                   NETWORK COMPUTER, INC.
-------------------------------------------------------------------------------

  NCI-TM- NC ADMINISTRATION SERVER-TM- AND NC DESKTOP-TM-

NC ADMINISTRATION SERVER DEPLOYMENT LICENSES
-------------------------------------------------------------------------------


N50600          NC Administration Server for Solaris                                    $995.00
                Includes 5 NC Desktop user licenses and 5 NC Cards

N50700          NC Administration Server for Windows NT                                 $995.00
                Includes 5 NC Desktop user licenses and 5 NC Cards


NC DESKTOP DEPLOYMENT LICENSES
-------------------------------------------------------------------------------

N50601          0-1,000 client license per unit                            $149.00
N50602          1,001-2,500 client license per unit                        $139.00
N50603          2,501-10,000 client license per unit                       $119.00
N50604          10,000+ NC client license per unit                         $ 99.00

N10120          Smart card--per unit, 4 color artwork                      $5, no discount available


SUPPORT PROVIDED AND PRICED THROUGH ORACLE

[LOGO]                                                   NETWORK COMPUTER, INC.
-------------------------------------------------------------------------------

                 NCI-TM- DEVELOPMENT TOOLS AND TRAINING

DEVELOPMENT KITS
-------------------------------------------------------------------------------

N28900          TV Navigator SDK for x86--40-bit encryption                                                     $70,000

                This SDK is for customers who need to add or modify functionality of the applications or drivers provided with the TV Navigator client.
                Customer must be proficient in C/C++, HTML and JavaScript.

                -- Software, documentation and first user license for SDK and WindRiver Tornado tools

                --   NT150 Hardware Reference Platform unit


N28901          TV Navigator SDK for x86--non-SSL version                                                        $70,000

N28905          TV Navigator SDK for x86--additional user license                                                $30,000

                --   Additional user license and documentation for SDK, Tornado tools

                --   NT150 Hardware Reference Platform unit

N28920          TV Navigator Customization Kit--40-bit encryption                                                $50,000

                This kit includes all the tools and content necessary to customize, test, and deploy new versions of the TV Navigator user
                interface. Also enables the creation of new HTML and JavaScript applications. Customer needs to be proficient in HTML and
                JavaScript.

                --   Includes software, first user license, NT150 Hardware Reference
                     Platform, floppy drive kit

N28921          TV Navigator Customization Kit--non-SSL version                                                  $50,000

N28922          TV Navigator Customization Kit--128-bit encryption version                                       $50,000

N28925          TV Navigator Customization Kit                                                                   $20,000

                --   Additional user license and NT150 Hardware Reference Platform unit

N28910          TV Navigator Content Development Kit                                                           no charge
                This kit is for customers who need to modify or create server side HTML and
                JavaScript based pages.

N67220          TV Navigator Content Development Kit phone support, per registered user       $1,000 per month, up front



TRAINING
-------------------------------------------------------------------------------

Training cannot be discounted and is subject to availability. For all training classes, no credits will be issued for seats not filled in a class. Customer may cancel up to 5 business days before the class and receive a credit, otherwise, class fee will be collected and no spot held in the next training class.

N65100          TV Navigator SDK training--1 day training at NCI for up to five
                participants                                                                                     $5,000

                This course covers the use of the SDK tools as well as setting up the tool environment (Tornado)

N65200          TV Navigator Customization Kit training--1 day training at NCI for up to five participants       $5,000
                This course covers how to create/modify applications in the TV Navigator environment

N67100          Custom Connect Server training--2 day training at NCI for up to                                  $8,000
                five participants

                This course covers how to install and maintain the Custom Connect
                Server environment

N68100          NC Administration Server training--2 day training at NCI for up to five participants             $8,000
                This course covers how to install and maintain the NC Server environment


[LOGO]                                                   NETWORK COMPUTER, INC.
-------------------------------------------------------------------------------

                   NCI-TM- RESELLER PRICE LIST- JAPAN ADDENDUM
                        VALID JUNE 1ST TO AUGUST 31, 1998

Custom Connect Server Deployment License Fees---ONE-TIME PAYMENT
The one-time payment does not include support, maintenance or upgrades that are purchased through Oracle Support


PART #          DESCRIPTION                                                      PRICE
------          -----------                                                      -----
N10751          0 to 50K license fee per activated client                        $36.00
N10752          50,001 to 100K license fee per activated client                  $34.00
N10753          100,001 to 250K license fee per activated client                 $32.00
N10754          250,001 to 500K license fee per activated client                 $30.00
N10755          500,001 to IM license fee per activated client                   $28.00
N10756          1M+ license fee per activated client                             $25.00

           NCI-TM- NC ADMINISTRATION SERVER-TM- AND NC DESKTOP-TM-


NC DESKTOP DEPLOYMENT LICENSES
----------------------------------------------------------------------------------------
N50701          0-1,000 client license per unit                                  $195.00
N50702          1,001-2,500 client license per unit                              $169.00
N50703          2,501-10,000 client license per unit                             $139.00
N50704          10,000+ client license per unit                                  $119.00


                              NETWORK COMPUTER INC.

                                    SIGNATURE
                             NCI IDENTITY GUIDELINES









                                     [LOGO]

THE CORPORATE SIGNATURE IS THE MOST POWERFUL ELEMENT OF THE NCI CORPORATE IDENTITY. IT'S EXISTENCE WITHOUT FURTHER EXPLANATION IDENTIFIES A PRODUCT OR SERVICE WHICH BELONGS TO NCI LIKE YOUR OWN SIGNATURE, ITS CONSISTENT APPEARANCE IS ESSENTIAL TO PRESERVING ITS INDIVIDUALITY.

       THE NCI CORPORATE IDENTITY PROGRAM PROVIDES APPROVED GUIDELINES FOR USING THE CORPORATE SIGNATURE. PROPER USAGE OF OUR SIGNATURE ALLOWS CUSTOMERS, PARTNERS, PRESS, ANALYSTS AND THE PUBLIC TO EASILY RECOGNIZE AND IDENTIFY THE NCI BRAND.

SIGNATURE ELEMENTS AND USAGE

The NCI corporate signature consists of the logotype--the letters "N" and "C" centered on either side of a bar with the superscript-TM- always following and the tagline "Network Computer, Inc." The following guidelines are designed to help you apply the logotype and tagline properly.

NCI SOFTWARE BRAND

The logo without the tagline is used to denote NO, software. This brand logo should be used on devices and by manufacturers in promotion of the software. All signature guidelines apply.


LOGOTYPE                                          TRADEMARK USAGE
---------------------------                  ---------------------------------
THE NCI LOGOTYPE IS THE                      THE SUPERSCRIPT -TM- SHOULD
MAIN ELEMENT OF OUR COMPANY                  ALWAYS FOLLOW THE LOGOTYPE
SIGNATURE. IT SHOULD ALWAYS                  ALIGNED TO THE TOP RIGHT OF
BE THE DOMINANT ELEMENT OF                   THE "C': THE -Trademark- SHOULD
THE SIGNATURE.                               ALWAYS APPEAR WITH THE LOGO.





                               [Logo]



TAGLINE                                                                TAGLINE USAGE
----------------------------                                           ------------------------------

THE TAGLINE IS A SECONDARY         RED BAR.  THE TAGLINE IS NOT        THE TAGLINE IS OMITTED WHEN
ELEMENT OF THE SIGNATURE. IT       TO BE REPLACED BY, OR USED          THE LENGTH OF THE LOGOTYPE IS
SHOULD BE SET IN BANK GOTHIC       IN CONJUNCTION WITH OTHER           LESS THAN 25 MM (6 PICAS),
MEDIUM AND JUSTIFIED LEFT          TAGLINES AND MUST ALWAYS            THE STANDARD SIZE FOR MOST
AND RIGHT WITH THE LOGOTYPE,       APPEAR IN THE ENGLISH               COLLATERAL APPLICATIONS. THE
ITS PLACEMENT IS DETERMINED,       LANGUAGE,                           TAGLINE SHOULD NOT BE USED
AS ABOVE, BY THE HEIGHT OF                                             WHEN THE SIGNATURE IS PLACED
"X," WHICH IS EXACTLY THREE                                            WITHIN AN ADDRESS BLOCK, SUCH
(3) TIMES THE WIDTH OF THE                                             AS ON THE BACK OF BROCHURES.


SIGNATURE STAGING

Staging refers to the area directly surrounding the signature. To ensure its visibility and integrity, the no: signature staging area must be clear of other elements such as type, images, or other signatures.

                                            [Logo]



                                                          SIGNATURE
                                                          CLEARSPACE


                                                          THE CLEARSPACE SURROUNDING
                                                          ALL SIDES OF THE SIGNATURE
                                                          IS ALWAYS EQUAL TO THE HEIGHT
                                                          OF THE RED BAR.


SIGNATURE USAGE WITH PARTNER LOGOS

When combined, the NCI and partner logos must be applied correctly and with proper respect to each other. The NCI and partner logos should be in similar size. Examples of partnership logos are shown below.



SIGNATURE COLORS

The consistent and correct use of NCI colors is essential to creating and maintaining a strong worldwide brand identity. The NCI logotype should be printed only in NCI red and black on a white background, or the letters "N" and "C" may be reversed to white on a black background. When printing on backgrounds other than white or black, use NCI, red and black logo on white background. Please see "SIGNATURE STAGING" for space requirements. Specific examples are illustrated below.


                                                   TWO OR MORE
                                                   COLORS
                                                   -----------------------------

                                                   WHEN PRINTING WITH TWO OR
                     [Logo]                        MORE COLORS, THE LOGOTYPE
                                                   IS PRINTED WITH NCI RED
                                                   (OR, IF USING PROCESS COLORS,
                                                   100 PERCENT MAGENTA AND
                                                   100 PERCENT YELLOW). THE
                                                   TAGLINE IS PRINTED BLACK
                                                   WHEN ON A WHITE OR
                     [Logo]                        LIGHT-COLORED BACKGROUND, AND
                                                   WHITE WHEN ON A BLACK OR
                                                   DARK-COLORED BACKGROUND.


                                                   ONE COLOR
                                                   -----------------------------

                                                   WHEN PRINTING WITH ONE
                                                   COLOR, THE LOGOTYPE AND
                     [Logo]                        TAGLINE ARE PRINTED BLACK
                                                   ON A WHITE BACKGROUND, AND
                                                   WHITE ON A BLACK BACKGROUND.

                     [Logo]                        THE BOXES ON THE LEFT
                                                   ARE EXAMPLES OF BACKGROUNDS
                                                   ONLY. THE NCI SIGNATURE SHOULD
                                                   NOT BE USED IN ANY BOX.

                                                   SPECIFICATIONS FOR NCI RED
                                                   AND BLUE CAN BE FOUND IN THE
                                                   COLOR SECTION OF THIS GUIDE.


IMPROPER SIGNATURE USAGE

Examples of established and approved corporate signatures are shown in the SIGNATURE ELEMENTS section of this style guide. A selection of reproducible cor-porate signatures is available on the NCI web site at www.nc.com. Below are examples of improper signature usage.


                     [Logo]                        SIGNATURE COLORS SHOULD NOT
                                                   BE ALTERED IN ANY WAY.


                     [Logo]                        THE RELATIONSHIP OF LOGOTYPE TO
                                                   TAGLINE SHOULD NOT BE CHANGED.


                     [Logo]                        NO PART OF THE SIGNATURE MAY BE
                                                   DISTORTED, REDRAWN, OR REDESIGNED.


                     [Logo]                        THE TYPEFACE OF THE TAGLINE
                                                   SHOULD NOT BE CHANGED.


                     [Logo]                        GRAPHIC ELEMENTS SHOULD NOT BE ADDED
                                                   TO THE SIGNATURE.


                     [Logo]                        SIGNATURE COLORS SHOULD NOT
                                                   BE A PERCENTAGE OF A COLOR.


SIGNATURE USAGE WITH HARDWARE

For hardware devices, the NCI brand logo--the NCI logotype without the tagline--should appear. It is importanT that it be represented clearly, maintaining the required space around the logo. Manufacturers should use the standard black and NCI red brand logo unless the device color is black. For black hardware, the optional NCI brand logo which includes "N" and "C" in white with the NCI red line should be used. Please see SIGNATURE STAGING and SIGNATURE USAGE WITH PARTNER LOGOS for more specific guidelines. The logo should never appear smaller than 20mm in width and shall maintain the correct aspect ratio.

Hardware manufacturers with limitations that prohibit the recommended placement and usage should contact an NCI representative. Below are examples of how the NCI brand logo is represented on various hardware devices.

LOGO

The Net brand logo should appear on OEM hardware in the same treatment as the OEM logo. The following display methods are listed in order of preference.

1) A molded, color logo that sits in a depressed area so that the top of the logo is flush with the face of the device.

2) A molded, color logo that sits on top of the face of the device.


                           [Logo]

SET TOP BOX

The NCI. logo shall be placed on thefront bezel of the OEM product.
Recommended position is centered    on the horizontal centerline of the
bezel. SEE PREVIOUS PAGE FOR EXAMPLE.

DISPLAYS

The NCI brand logo should be centered at the top of the device.


                           [Logo]


KEYBOARD AND REMOTE

The NCI logo shall be placed on any remote control or keyboard bundled with or sold in conjunction with the OEM product. Recommended position is centered at the top or bottom of the top face of the remote or keyboard.


                           [Logo]


SMART CARD

The NCI logo shall be placed on the topside of any smart card that is bundled with or sold in conjunction with the OEM product. The logo shall appear on the tab of the smart card that extends from the OEM product.


                           [Logo]

SIGNATURE USAGE WITH SOFTWARE

When designing for television display, the Net brand logo--the NCI logotype WITHOUT the tagline--should be used. It should never appear smaller than 47 pixels in width and 18 pixels in height on any display 320 x 240 pixels or larger.

In order to achieve image stabilization, logo colors may be altered for television display. We recommend equalizing the NCI logo so that the darkest black is 90% black and the lightest white is 10% black, In addition, it may be necessary to alter the NCI logo color to avoid video artifacts such as chroma crawl, video bleeding, and clamping. If logo colors are changed, they must be made one color so that the "N ", the bar, and the "C" are all the same color.

Software vendors with limitations that prohibit the placement and usage should contact your NCI representative.

Detailed on-screen color guidelines and example NCI brand graphics and logos are available from NCI.

INITIAL POWER-ON

At initial power-on or after power loss, the NCI logo shall display for no less than five seconds immediately after the user turns on the OEM Product.

SOFT POWER-ON

An NCI logo shall display for no less than three seconds immediately after the user turns the O EM Product on from a soft power state (for example, power has been supplied to the box since last use).


                           [Logo]

STATUS BAR

NCI reserves the right to determine the logo and/or sound byte that shall be placed on the Status Bar. Note that this requirement applies to NCI applications or core TV Navigator functionality that use the Status Bar.


                           [Logo]


MENU BAR

NCI reserves the right to determine the logo that shall be placed on the Menu
Bar.


                           [Logo]


TV BAR

The NCI logo shall be placed on the TV Bar. In addition, a content portal frame accessible from the TV Bar allows OEMs and ISP partners to provide a link to content or applications of their choosing in addition to the provided NCI link.


                           [Logo]


SIGNATURE USAGE WITH ISP BRANDING

On the default root page, default personalized root page, and favorite lists, the NCI logo as a selectable icon shall be placed in a prominent location and shall be visible at all times without further navigation. If the background is dynamic, the logo must be visible for at least 30 seconds each visit or until the user leaves the page. A prominent location is defined as not requiring the user to scroll or otherwise navigate in order to see the logo on entrance to the page.

The content provided through the NCI selectable icon or NCI content portal shall not be blocked or restricted in any fashion except by user-elected restrictions (e.g., parental control filters).

SIGNATURE USAGE WITH PROMOTIONAL MATERIALS

AUTO DEMO

The NCI logo will be included in any point of sale auto demo used to sell the OEM product, The logo will be on-screen for no less than 5 seconds

MARKETING MATERIALS

The Net logo shall be placed on all major marketing or communications materials created for the OEM product.

PACKAGING

The NCI logo shall be placed on the primary surfaces of all packaging for the OEM product or peripherals.

NCI USAGE AND TRADEMARK SPECIFICATIONS

In writing about Network Computer, Inc., it is acceptable to use "NO," as the company name. Use the full company name followed by the abbreviation -"Network Computer, Inc. (NCI)"- in the initial reference, and NCI in all other references.

A trademark is a name, symbol, logotype, or signature that identifies a company, product, or service. Please use the following guidelines for trademark usage:

     -- The trademark symbol should appear next to the first reference to NCI and any other name which is a trademark of NCI.

     -- "NCI" should be used as a noun, and should not be made plural, possessive or hyphenated.

             For example: NCI develops software for Internet appliances.

     -- The Statement "NCI is a trademark of Network Computer, Inc." must be used as a trademark citation in the appropriate area of the printed piece, usually at the end of a document or on the copyright page.

     -- When referencing other companies' trademarks, the following statement should be included as a footnote to the text: "All other company and product names mentioned are used for identification purposes only, and may be trademarks of their respective owners."

Further information regarding NCI trademarks may be obtained from your NCI representative,

TYPOGRAPHY

In order to create and maintain a consistent look throughout our corporate identity program, the same families/style of typography should be used at all times. The type fonts used by N =l are Bank Gothic Medium, Adobe Garamond Regular, and Adobe Garamond Italic. Letter spacing and line spacing (leading) have been carefully constructed and should not be respaced, reset, or otherwise altered.


                           [Logo]                  BANK GOTHIC
                                                   MEDIUM
                                                   -----------------------------

                                                   THIS TYPE/FACE IS USED
                                                   PREDOMINANTLY IN TITLES AND
                                                   HEADINGS. IT IS THE ONLY
                                                   MEMBER OF THE BANK GOTHIC
                                                   FAMILY THAT IS TO BE USED.
                                                   WORDS APPEARING IN THIS
                                                   TYPEFACE SHOULD ALWAYS BE
                                                   TYPED IN ALL CAPITOL LETTERS.
                                                   ITS PROPER USAGE IS SPECIFIED
                                                   ACCORDING TO THE APPLICATION.

                           [Logo]                  ADOBE GARAMOND
                                                   REGULAR

                                                   THE USE OF ADOBE GARAMOND REGULAR
                                                   VARIES FROM TITLES TO TEXT. THIS
                                                   FAMILY OF GARAMOND DIFFERS FROM
                                                   OTHER STYLES AND SHOULD BE USED
                                                   AT ALL TIMES. ITS PROPER USAGE IS
                                                   SPECIFIED ACCORDING TO THE APPLICATION.

                           [Logo]                  ADOBE GARAMOND
                                                   ITALIC

                                                   ADOBE GARAMOND ITALIC GENERALLY
                                                   APPEARS IN CAPTIONS TO CHARTS AND IMAGES,
                                                   AND TO EMPHASIZE SPECIFIC INFORMATION.
                                                   ITS PROPER USAGE IS SPECIFIED ACCORDING TO THE
                                                   APPLICATION.


COLOR

Color is a very important part of the NCI identity. Its application is specified for the signature, type, and various other elements used in our collateral. Properly used, it helps customers, vendors, and employees, identify NCI quickly and easily,


                           [Logo]



NCI RED                                  BLACK                                    NCI BLUE
-----------------------------------      -----------------------------------      -----------------------------------

NCI RED IS USED MAINLY AS THE            BLACK IS USED FOR THE SIGNATURE          NCI BLUE IS USED IN A VARIETY
SIGNATURE COLOR. ITS USE IN              WHEN PRINTING IN ONLY ONE COLOR.         OF APPLICATIONS. IT DOES NOT
OTHER AREAS OF A PIECE SHOULD            THE TAGLINE ALWAYS PRINTS BLACK,         DETRACT FROM THE IMPACT OF
BE LIMITED SO AS NOT TO DETRACT          EXCEPT WHEN IT REVERSES TO WHITE         THE NCI RED AND IS LEGIBLE
FROM THE SIGNATURE. THE PANTONE          OUT OF A BLACK BACKGROUND.               WHEN USED FOR TEXT. THIS
MATCHING SYSTEM EQUIVALENT IS 485.                                                COLOR CANNOT BE REPRESENTED
THE 4-COLOR PROCESS EQUIVALENT IS                                                 BY A PERCENTAGE OF BLACK. IT
100 PERCENT MAGENTA AND 100 PERCENT                                               SHOULD NOT BE REPRESENTED
YELLOW.                                                                           BY ITS 4-COLOR EQUIVALENT. THE
                                                                                  PANTONE MATCHING SYSTEM
                                                                                  EQUIVALENT IS 5405.



                                                   DESIGN TIP
                                                   ------------------------------
                                                   WHEN CHOOSING A COLOR PALETTE,
                                                   COLORS SHOULD NOT OVERWHELM THE
                                                   NCI RED. THE SIGNATURE AND ITS
                                                   COLOR SHOULD NEVER LOSE IMPACT
                                                   DUE TO A BRIGHTER COLOR.


GLOSSARY


BASELINE

The imaginary line along which the bottom edge of most lower case and all capital letters align.

BLEED

An image that extends beyond the trim marks of a page or other defined area is said to "bleed."

CAP HEIGHT

The height of an upper case or capital letter.

COMPENDIA

Independent or supporting materials, such as CD-ROM, Video, Audio, Electronic Media.

CORPORATE SIGNATURE

The NCI corporate signature consists of the Corporate logotype, tagline, and appropriate trademarks.

EM

A unit of measurement used with type which is exactly as wide and as high as the point size being set.

FLUSH

This typographic term refers to the alignment of successive lines of type with either margin. (As opposed to "random.")

FONT
See Typeface.

GRID An arrangement of horizontal and vertical divisions that serve as positioning guidelines.

LEADING

Leading is the amount of space, measured in points, between lines of type.

LETTER SPACING

This refers to the amount of space between individual letters of typeset copy.

LOGOTYPE

This refers to the corporate and product names in their specified typographic form only.


PANTONE MATCHING SYSTEM

This is a standardized color system known around the world.

PICA

The pica is the basic typographic unit of measurement; there are six picas to one inch / 25.4 mm.

POINT

The point is the smallest unit of measurement used in typesetting and printing. Twelve points equal one pica;
there are 72 points to one inch / 25.4 mm.

RULE

This is a straight line produced by either commercial typesetting equipment or by hand.

SANS SERIF

A typeface without serifs is referred to as sans serif.

SERIF

A serif is the short line that angles from the main stroke of a letter.

SPACE ABOVE/SPACE AFTER

These typesetting terms are used by QuarkXPRESS to denote spacing between items. Refer to the Formats dialogue box found under Style.

TRADEMARK

A trademark is a name, symbol, logotype, or signature that identifies a company, product, or service. Trademarks may be officially registered and may only be used by the owner or manufacturer.

UPPER CASE, LOWER CASE[

These typographic terms refer to the use of capital letters (upper case) and small letters (lower case).

TYPEFACE

The particular design of a complete set of letters, numbers, and punctuation is called a typeface. It is also referred to as a font.

                                                  [Logo]


    [Logo]

NETWORK COMPUTER INC.
100 BRIDGE PARKWAY
REDWOOD SHORES
CALIFORNIA 94065
U.S.A.

PHONE +650.631-4683
FAX  +650.631.4683

HTTP://WWW.NC.COM

       NCI IS A REGISTERED TRADEMARK OF NETWORK COMPUTER, INCORPORATED. ORACLE IS A REGISTERED TRADEMARK OF ORACLE CORPORATION.

       COPYRIGHT 1998, NETWORK COMPUTER, INC. ALL RIGHTS RESERVED, PRINTED IN THE U.S.A.